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                                                                    EXHIBIT 10.4






                             ACAS TRANSFER AGREEMENT



                                     BETWEEN



                AMERICAN CAPITAL STRATEGIES, LTD., AS ORIGINATOR



                                       AND



               ACAS BUSINESS LOAN LLC, 2000-1, AS TRUST DEPOSITOR



                          DATED AS OF DECEMBER 20, 2000



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                                TABLE OF CONTENTS
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                                                                                                               PAGE

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ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.01.    DEFINITIONS.............................................................................1
         Section 1.02.    USAGE OF TERMS..........................................................................1
         Section 1.03.    REFERENCES..............................................................................2
         Section 1.04.    CALCULATIONS............................................................................2
         Section 1.05.    ACCOUNTING TERMS........................................................................2

ARTICLE II  TRANSFER OF LOAN ASSETS...............................................................................2
         Section 2.01.    TRANSFER OF LOAN ASSETS.................................................................2
         Section 2.02.    CONDITIONS TO TRANSFER OF LOAN ASSETS TO THE TRUST DEPOSITOR............................4
         Section 2.03.    ACCEPTANCE BY THE TRUST DEPOSITOR.......................................................6
         Section 2.04.    CONVEYANCE OF SUBSTITUTE LOANS..........................................................6
         Section 2.05.    DELIVERY OF INSTRUMENTS.................................................................7

ARTICLE III  REPRESENTATIONS AND WARRANTIES.......................................................................7
         Section 3.01.    REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATOR.................................8
         Section 3.02.    REPRESENTATIONS AND WARRANTIES REGARDING EACH LOAN AND AS TO CERTAIN LOANS IN THE
                           AGGREGATE.............................................................................11
         Section 3.03.    REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL LOANS IN THE AGGREGATE............11
         Section 3.04.    REPRESENTATIONS AND WARRANTIES REGARDING THE LOAN FILES................................12
         Section 3.05.    REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL LOANS...............12
         Section 3.06.    REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR...........................12

ARTICLE IV  PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS..........................................14
         Section 4.01.    CUSTODY OF LOANS.......................................................................14
         Section 4.02.    FILING.................................................................................14
         Section 4.03.    NAME CHANGE OR RELOCATION..............................................................14
         Section 4.04.    CHIEF EXECUTIVE OFFICE.................................................................15
         Section 4.05.    COSTS AND EXPENSES.....................................................................15
         Section 4.06.    SALE TREATMENT.........................................................................15
         Section 4.07.    SEPARATENESS FROM TRUST DEPOSITOR......................................................15

ARTICLE V  COVENANTS OF THE ORIGINATOR...........................................................................15
         Section 5.01.    CORPORATE EXISTENCE....................................................................15
         Section 5.02.    LOANS NOT TO BE EVIDENCED BY PROMISSORY NOTES..........................................16
         Section 5.03.    SECURITY INTERESTS.....................................................................16
         Section 5.04.    COMPLIANCE WITH LAW....................................................................16
         Section 5.05.    LIABILITY OF ORIGINATOR; INDEMNITIES...................................................16
         Section 5.06.    LIMITATION ON LIABILITY OF ORIGINATOR AND OTHERS.......................................17

ARTICLE VI  REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION...................................................17
         Section 6.01.    REPURCHASES OF, OR SUBSTITUTION FOR, LOANS FOR BREACH OF REPRESENTATIONS
                           AND WARRANTIES........................................................................17
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                                       i


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         Section 6.02.    REASSIGNMENT OF REPURCHASED OR SUBSTITUTED LOANS.......................................18

ARTICLE VII  ORIGINATOR INDEMNITIES..............................................................................18
         Section 7.01.    ORIGINATOR'S INDEMNIFICATION...........................................................18
         Section 7.02.    LIABILITIES TO OBLIGORS................................................................19
         Section 7.03.    TAX INDEMNIFICATION....................................................................19
         Section 7.04.    ADJUSTMENTS............................................................................20
         Section 7.05.    OPERATION OF INDEMNITIES...............................................................20

ARTICLE VIII  MISCELLANEOUS......................................................................................20
         Section 8.01.    AMENDMENT..............................................................................20
         Section 8.02.    GOVERNING LAW..........................................................................21
         Section 8.03.    NOTICES................................................................................22
         Section 8.04.    SEVERABILITY OF PROVISIONS.............................................................23
         Section 8.05.    THIRD PARTY BENEFICIARIES..............................................................23
         Section 8.06.    COUNTERPARTS...........................................................................24
         Section 8.07.    HEADINGS...............................................................................24
         Section 8.08.    NO BANKRUPTCY PETITION; DISCLAIMER.....................................................24
         Section 8.09.    JURISDICTION...........................................................................24
         Section 8.10.    PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST......................................24
         Section 8.11.    MERGER OR CONSOLIDATION OF ORIGINATOR..................................................25
         Section 8.12.    ASSIGNMENT OR DELEGATION BY THE ORIGINATOR.............................................25


EXHIBITS

Exhibit A         Form of Assignment

         This ACAS TRANSFER AGREEMENT, dated as of December 20, 2000, is between AMERICAN CAPITAL STRATEGIES, LTD. (together with its successors and assigns, "ACAS", and in its capacity as originator, together with its successor and assigns, the "Originator") and ACAS BUSINESS LOAN LLC, 2000-1 (together with its successor and assigns, the "Trust Depositor") (the "Agreement").

         WHEREAS, in the regular course of its business, the Originator originates and purchases Loans (as defined in the Transfer and Servicing Agreement);

         WHEREAS, the Trust Depositor desires to acquire the Initial Loans from the Originator and may acquire from time to time thereafter certain Substitute Loans (such Initial Loans and Substitute Loans, together with certain related property as more fully described in the Transfer and Servicing Agreement, being the Loan Assets as defined herein);

         WHEREAS, it is a condition to the Trust Depositor's acquisition of the Initial Loans from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Trust Depositor;

         WHEREAS, the Trust Depositor is willing to purchase and accept assignment of the Loan Assets from the Originator pursuant to the terms hereof; and

         WHEREAS, on the Closing Date, the Trust Depositor will sell, convey and assign all its right, title and interest in the Loan Assets to ACAS Business Loan Trust 2000-1, a Delaware business trust (the "Trust") pursuant to a Transfer and Servicing Agreement, dated as of the date hereof (the "Transfer and Servicing Agreement") among ACAS, as the originator, the servicer and the swap guarantor, the Trust Depositor, as the trust depositor, the Trust, as the issuer and Wells Fargo Bank Minnesota, National Association, as the indenture trustee and the backup servicer.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS.

         Whenever capitalized terms are used but not defined in this Agreement, such terms shall have the meanings attributed to such terms in the Transfer and Servicing Agreement, unless the context otherwise requires.

         SECTION 1.02. USAGE OF TERMS.

         With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.03. REFERENCES.

         All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.04. CALCULATIONS.

         Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

         SECTION 1.05. ACCOUNTING TERMS.

         All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                             TRANSFER OF LOAN ASSETS

         SECTION 2.01. TRANSFER OF LOAN ASSETS.

         (a) The Originator shall sell, assign and convey assets to the Trust Depositor pursuant to the terms and provisions hereof.

         (b) Subject to and upon the terms and conditions set forth herein, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor, for a purchase price of $84,174,044.88 in cash, all the right, title and interest of the Originator in and to (items (i) - (vi) below, being collectively referred to herein as the "Loan Assets"):

                  (i) the Initial Loans, and all monies received in payment of such Loans on and after the Initial Cutoff Date, any Prepayment Amounts, any Prepayment Premiums, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                  (ii) the Collateral related to such Loans (to the extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a lien thereon), including the related security interest granted by the Obligor under such Loans and all proceeds from any sale or other disposition of such

         Collateral (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Loan Files;

                  (iv) payments under the Swap Agreements received from the Swap Counterparties;

                  (v) all payments made or to be made in the future with respect to such Loans or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Loans;

                  (vi) all Insurance Proceeds with respect to each such Loan;
         and

                  (vii) all income from and proceeds of the foregoing.

         In addition to the Loan Assets, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor the remittances, deposits and payments to be made by the Originator pursuant to the Transfer and Servicing Agreement into the Trust Accounts from time to time, amounts in the Trust Accounts from time to time (and any investments of such amounts) and all proceeds and products of the foregoing, which together with the Loan Assets will constitute the corpus of the Trust and are referred to as the "Trust Assets".

         (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Originator in Section 3.01, 3.02, 3.03,
3.04 and 3.05 will run to and be for the benefit of the Trust and the Trustees and the Trust and the Trustees may enforce directly without joinder of the Trust Depositor, the repurchase obligations of the Originator (as set forth under Article VI of this Agreement) with respect to breaches of such representations and warranties as set forth herein and in Section 6.01.

         (d) The sale, transfer, assignment, set-over and conveyance of the Trust Assets by the Originator to the Trust Depositor pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of any obligation of the Originator in connection with the Loan Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor, if any, not financed by the Originator, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums that remain owing with respect to any Loan at the time such Loan is sold hereunder. Without limiting the foregoing, the Trust Depositor does not assume any obligation to purchase any additional notes or loans under agreements governing the Loan Assets.

         (e) The Originator and Trust Depositor intend and agree that (i) the transfer of the Loan Assets and Trust Assets from the Originator to the Trust Depositor and the transfer of the Loan Assets and the Trust Assets from the Trust Depositor to the Trust are intended to be a sale, conveyance and transfer of ownership of the Loan Assets and Trust Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Loan Assets and Trust Assets shall not be part of the Originator's or the Trust Depositor's estate in the

                                       3

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event of a filing of a bankruptcy petition or other action by or against such
Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Loan Assets or Trust Assets respectively and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Transfer and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

         If any such transfer of the Loan Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that the transfer of the Loan Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) all or a portion of the Loan Assets pledged to the Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by the Trust Depositor with or without a repledge and reassignment by the Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgement from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by this Agreement.

         SECTION 2.02. CONDITIONS TO TRANSFER OF LOAN ASSETS TO THE TRUST
                       DEPOSITOR.

         On or before the Closing Date, the Originator shall deliver or cause to be delivered to the Trust Depositor, the Owner Trustee and the Indenture Trustee each of the documents, certificates and other items as follows:

                  (i) A certificate of an officer of the Originator substantially in the form of Exhibit C to the Transfer and Servicing Agreement;

                  (ii) Opinions of counsel for the Originator substantially in the form of Exhibits D and E to the Transfer and Servicing Agreement (and including as an addressee thereof each Rating Agency) that relate to the transfer of the Trust Assets from the Originator to the Trust Depositor;

                  (iii) Copies of resolutions of the Board of Directors of the Originator or of the Executive Committee of the Board of Directors of the Originator approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator;

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                  (iv) Officially certified recent evidence of due incorporation and good standing of the Originator under the laws of the state of Delaware;

                  (v) The initial List of Loans, certified by the Chairman of the Board, Chief Executive Officer, President or any Vice President of the Originator, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments as required under Section 2.05 below);

                  (vi) A letter from Ernst & Young, or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Loans and performed specific procedures for such sample with respect to certain contract terms and that identifies those Initial Loans that do not conform;

                  (vii) Copies of resolutions of the Board of Directors of the Servicer or of the Executive Committee of the Board of Directors of the Servicer approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Servicer;

                  (viii) Evidence of proper filing with appropriate offices in the UCC Filing Locations in the states of Delaware, Maryland and Minnesota UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party and identifying the Loan Assets as collateral;

                  (ix) An Officer's Certificate listing the Servicer's Servicing Officers;

                  (x) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Loans after the Initial Cutoff Date to the date two days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

                  (xi) A fully executed Trust Agreement;

                  (xii) A fully executed Administration Agreement;

                  (xiii) An opinion of Arnold & Porter to the effect that for federal income tax purposes, the Class A Notes and the Class B Notes will be characterized as debt and the Trust will not be characterized as an association or publicly traded partnership) taxable as a corporation; and

                  (xiv) An opinion of Arnold & Porter to the effect that for Maryland tax purposes, the Trust will be classified as a partnership and will not be subject to the Maryland Corporation Income Tax or the Maryland Corporation Business Tax.

         SECTION 2.03. ACCEPTANCE BY THE TRUST DEPOSITOR.

         On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Originator shall deliver, on behalf of the Trust Depositor, to the Trust the Trust Assets and such delivery to and acceptance by the Trust shall be deemed to be delivery to and acceptance by the Trust Depositor.

         SECTION 2.04. CONVEYANCE OF SUBSTITUTE LOANS.

         (a) Subject to Sections 2.01(d) and (e) and the satisfaction of the conditions set forth in paragraph (c) of this Section 2.04, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J to the Transfer and Servicing Agreement), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through payment by exchange of one or more related Loans released by the Trust to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Originator in and to (the property in clauses
(i)-(vi) below, upon such transfer, becoming part of the "Loan Assets"):

                  (i) the Substitute Loans identified in the related Addition Notice, and all monies received in payment of such Substitute Loans on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any Prepayment Premiums, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                  (ii) the Collateral related to such Loans (to the extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a lien thereon), including the related security interest granted by the Obligor under such Loans and all proceeds from any sale or other disposition of such Collateral (but subject to the exclusion and release herein of Excluded Amounts);

                  (iii) the Loan Files;

                  (iv) payments under the Swap Agreements received from the Swap Counterparties;

                  (v) all payments made or to be made in the future with respect to such Loans or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Loans;

                  (vi) all Insurance Proceeds with respect to each such Loan;
         and

                  (vii) all income from and proceeds of the foregoing.

         (b) Subject to Sections 2.01(d) and (e) of this Agreement and the conditions set forth


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


in Section 2.04(c) of this Agreement, the Originator shall sell, transfer, assign, set over and otherwise convey to the Trust Depositor, without recourse other than as expressly provided in this Agreement, (i) all the right, title and interest of the Originator in and to the Substitute Loans purchased pursuant to
Section 2.04(a) of this Agreement and (ii) all other rights and property interests consisting of Loan Assets related to such Substitute Loans (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the "Trust Assets").

         SECTION 2.05. DELIVERY OF INSTRUMENTS.

         The Originator shall deliver, on behalf of the Trust Depositor, possession of all "instruments" (within the meaning of Article 9 of the UCC), including notes evidencing the Loans, not constituting part of "chattel paper" (within the meaning of such Article 9) that evidence any Loan to the Owner Trustee on behalf of the Trust Depositor on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date), in each case endorsed in blank without recourse. The Originator shall also identify on the List of Loans (including any deemed amendment thereof associated with any Substitute Loans), whether by attached schedule or marking or other effective identifying designation, all Loans that are or are evidenced by such instruments.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Originator makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties, on which the Trust Depositor will rely in conveying the Loan Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Noteholders and Certificateholder will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Originator for the benefit of the Trust.

         Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Loan Assets to the Trust. The repurchase obligation or substitution obligation of the Originator set forth in Section 6.01 constitutes the sole remedy available for a breach of a representation or warranty of the Originator set forth in Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Originator shall not be deemed to be remaking any of the representations set forth in Section 3.03 or 3.05 on a Subsequent Transfer Date with respect to the Substitute Loans, as such representations relate solely to the composition of the Initial Loans conveyed on the Closing Date, PROVIDED, that any inaccurate representation as to concentrations contained in any Addition Notice shall be subject to the same remedies hereunder as if such representation were made under Section 3.05 on the Closing Date with respect to an Initial Loan.

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATOR.

         By its execution of this Agreement and each Subsequent Purchase Agreement, the Originator represents and warrants that:

         (a) ORGANIZATION AND GOOD STANDING. The Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power to own or lease its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Originator. The Originator is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, and (if the Originator is to be the Servicer) service the Loans in accordance with the terms of the Transfer and Servicing Agreement.

         (b) AUTHORIZATION; VALID SALE; BINDING OBLIGATION. The Originator has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Originator is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Originator is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party. This Agreement and each Subsequent Purchase Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets from the Originator to the Trust Depositor, enforceable against the Originator in accordance with their terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity. This Agreement and the other Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) NO CONSENT REQUIRED. The Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Originator is a party.

         (d) NO VIOLATIONS. The Originator's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Originator, or constitute (with or without notice or lapse of time or both) a material breach of any mortgage, indenture, contract or other agreement to which the Originator is a party or by which the Originator or any of the Originator's properties may be bound.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or, to the knowledge of the Originator, threatened, against the Originator or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the Originator is a party that, if adversely determined, would in the opinion of the Originator, be expected to have a material adverse effect on the business, properties, assets or condition (financial or other) of the Originator or the transactions contemplated by this Agreement or any other Transaction Document to which the Originator is a party.

         (f) PLACE OF BUSINESS; NO CHANGES; NO TRADE NAMES. The Originator's chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section 8.03 below. The Originator has not changed its name as set forth herein, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, within the five years preceding the Closing Date, and has not changed the location of its chief executive office, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of the Originator is as set forth in this Agreement and, within the five (5) years preceding the Closing Date, the Originator has not used, and currently does not use, any trade names, fictitious names, assumed names, or "doing business as" names.

         (g) NO BULK SALES. The execution, delivery and performance of this Agreement by the Originator does not require compliance with any "bulk sales" laws by the Originator.

         (h) SOLVENCY. The Originator on each date of and, after giving effect to the transfer of the Loans and any Substitute Loans, as the case may be, to the Trust Depositor, is Solvent.

         (i) USE OF PROCEEDS. No proceeds of the sale of any Initial Loan or Substitute Loan hereunder received by the Originator will be used by the Originator to purchase or carry any "margin stock" as such term is defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         (j) SELECTION PROCEDURES. No selection procedures determined by the Originator to be materially adverse to the interests of the Trust Depositor were utilized by the Originator in selecting the Loans to be sold, assigned, transferred, set-over and otherwise conveyed hereunder.

         (k) NOT AN INVESTMENT COMPANY. The Originator is exempt from registration as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (l) TAXES. To the best of the Originator's knowledge, (i) the Originator has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Originator or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.


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


         (m) SALE TREATMENT. The Originator has treated the transfer of Loan Assets to the Trust Depositor for all purposes (other than sale treatment for financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

         (n) MARKING OF FILES. The Originator will have, at its own expense, prior to the close of business on the Closing Date, (i) indicated in its Computer Records that ownership of the Loans transferred by it, on behalf of the Trust Depositor, to the Trust and identified on the List of Loans have been sold to the Trust Depositor and (ii) cause to be affixed to the original of each promissory note and a copy of each loan agreement the following legend (including any instrument constituting part of chattel paper):

             This Loan Agreement/Note is subject to a security interest granted to First Union Trust Company National Association, as Owner Trustee for the ACAS Business Loan Trust 2000-1. UCC-1 Financing Statements covering this Loan Agreement/Note have been filed with the Secretary of State of the States of Maryland, Delaware and Minnesota. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Loan Agreement/Note must refer to such filings to determine whether such lien has been released.

         (o) NO LIENS. The Originator owns each Loan Asset to be sold by it hereunder free and clear of any Liens except as provided herein, and upon the sale, transfer or assignment hereunder, the Trust Depositor shall (i) become the owner of each Loan Asset then existing or thereafter arising, free and clear of any Lien except as provided herein or (ii) acquire a first priority perfected security interest in such Loan Asset. No effective financing statement or other instrument similar in effect covering any Loan Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Trust Depositor relating to this Agreement or otherwise as provided under the Transfer and Servicing Agreement.

         (p) VALUE GIVEN. The cash payments received by the Originator in respect of the purchase price of each Loan sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Trust Depositor of such Loan under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

         (q) SECURITY INTEREST. The Originator has granted a security interest (as defined in the UCC) to the Trust Depositor in the Loan Assets, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Trust Depositor as secured party and the Originator as debtor, the Trust Depositor shall have a first priority perfected security interest in the Loan Assets (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trust Depositor in the Loan Assets have been made.

         (r) SECURITY INTEREST IN COLLATERAL. The Collateral securing the Loans is located in the states listed on Schedule 1 to the Transfer and Servicing Agreement. The Originator has a perfected security interest in the Collateral (to the extent that the Originator, other than solely in its capacity as collateral agent under any agreement with an Obligor, has been granted a lien thereon) and, upon the sale, transfer and assignment of the Loan Assets hereunder, the Trust Depositor will have a perfected security interest in the Originator's interest in the Collateral.

         (s) MORTGAGES. If a Loan is secured by real property and the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, is the mortgagee, the mortgage has been assigned to the Trust Depositor.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH LOAN AND AS
                       TO CERTAIN LOANS IN THE AGGREGATE.

         The Originator represents and warrants (x) with respect to subsections
(a)-(c) below, as to each Loan as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Loan, and (y) with respect to subsections
(c)-(d) below, as to the Loan Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Substitute Loans (after giving effect to the addition of such Substitute Loans to the Loan Pool), that:

         (a) LIST OF LOANS. The information set forth in the List of Loans (as the same may be amended or deemed amended in respect of a conveyance of Substitute Loans on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

         (b) ELIGIBLE LOAN. Such Loan satisfies the criteria for the definition of Eligible Loan set forth in the Transfer and Servicing Agreement as of the date of its conveyance hereunder.

         (c) NO FRAUD. Each Loan was originated without any fraud or material misrepresentation by the Originator or, to the best of the Originator's knowledge, on the part of the Obligor or the Vendor.

         (d) LOANS SECURED BY REAL PROPERTY. Less than 40% of the Aggregate Balance of the Loan Pool consists of Loans principally secured by real property.

         SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL
                       LOANS IN THE AGGREGATE.

         The Originator represents and warrants, as of the Closing Date, that its representations and warranties in Section 3.03 of the Transfer and Servicing Agreement are correct.

         SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE LOAN FILES.

         The Originator represents and warrants as of the Closing Date with respect to the Initial Loans (or as of the Subsequent Transfer Date, with respect to Substitute Loans), that its representations and warranties in Section
3.04 of the Transfer and Servicing Agreement are correct.

         SECTION 3.05. REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS
                       OF INITIAL LOANS.

         The Originator represents and warrants as of the Closing Date, as to the composition of the Initial Loans in the Loan Pool as of the Initial Cutoff Date, that its representations and warranties in Section 3.05 of the Transfer and Servicing Agreement are correct.

         SECTION 3.06. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST
                       DEPOSITOR.

         By its execution of this Agreement and each Subsequent Purchase Agreement, the Trust Depositor represents and warrants to the Originator that:

         (a) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

         (b) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and consummate all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. The Transfer and Servicing Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) if adversely determined, would in the reasonable judgment of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or other) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

         (f) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

         (g) SOLVENCY. The Trust Depositor, at the time of and after giving effect to each conveyance of Trust Assets under the Transfer and Servicing Agreement, is Solvent on and as of the date thereof.

         (h) TAXES. The Trust Depositor has filed or caused to be filed all tax returns that, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (i) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section
8.03 below. The Trust Depositor has not changed its name, whether by amendment of its certificate of organization, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

         (j) NOT AN INVESTMENT COMPANY. The Trust Depositor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Trust Depositor is exempt from all provisions of such Act).

         (k) SALE TREATMENT. The Trust Depositor has treated the transfer of Loan Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Loans, and as of the applicable Subsequent Transfer Date in the case of the Substitute Loans, but shall survive the sale, transfer and assignment of the Loans to the Trust.

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

         SECTION 4.01. CUSTODY OF LOANS.

         The contents of each Loan File shall be held in the custody of the Custodian under the Custodian Agreement for the benefit of, and as agent for, the Indenture Trustee.

         SECTION 4.02. FILING.

         On or prior to the Closing Date, the Originator shall cause the UCC financing statement(s) referred to in Section 2.02(viii) hereof to be filed.

         SECTION 4.03. NAME CHANGE OR RELOCATION.

         (a) During the term of this Agreement, the Originator shall not change its name, identity or structure or relocate its chief executive office without first giving at least thirty (30) days' prior written notice to the Trust.

         (b) If any change in the Originator's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Loan Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Originator, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust Depositor's and the Trust's interests in the Trust Assets and the proceeds thereof. In addition, the Originator shall not change the place of its chief executive office (within the meaning of Article 9 of the UCC) unless it has first taken such action as is advisable or necessary to preserve and protect the

Trust Depositor's and the Trust's interest in the Trust Assets.

         SECTION 4.04. CHIEF EXECUTIVE OFFICE.

         During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Originator will maintain its chief executive office in one of the States of the United States.

         SECTION 4.05. COSTS AND EXPENSES.

         The Originator hereby confirms that the Servicer will pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Loan Assets (including, without limitation, the security interest in the Collateral related thereto and the security interests provided for in the Indenture).

         SECTION 4.06. SALE TREATMENT.

         The Originator shall treat the transfer of Trust Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding the preceding sentence, for federal income tax purposes the transfer of Trust Assets by the Originator hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii).

         SECTION 4.07. SEPARATENESS FROM TRUST DEPOSITOR.

         The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Chapman and Cutler (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                    ARTICLE V

                           COVENANTS OF THE ORIGINATOR

         SECTION 5.01. CORPORATE EXISTENCE.

         During the term of this Agreement, the Originator will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Originator and the Trust Depositor and the Trust will be conducted on an arm's-length basis.

         SECTION 5.02. LOANS NOT TO BE EVIDENCED BY PROMISSORY NOTES.

         The Originator will take no action to cause any Loan not originally evidenced by an instrument as described in Section 2.05 hereof, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Loan.

         SECTION 5.03. SECURITY INTERESTS.

         The Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan in the Loan Pool or related Collateral, whether now existing or hereafter transferred to the Trust Depositor, or any interest therein. The Originator will immediately notify the Trust Depositor of the existence of any Lien on any Loan in the Loan Pool or related Collateral; and the Originator shall defend the right, title and interest of the Trust Depositor in, to and under the Loans in the Loan Pool and the related Collateral, against all claims of third parties; PROVIDED, HOWEVER, that nothing in this Section 5.03 shall prevent or be deemed to prohibit the Originator from suffering to exist Permitted Liens upon any of the Loans in the Loan Pool or any related Collateral.

         SECTION 5.04. COMPLIANCE WITH LAW.

         The Originator hereby agrees to comply in all material respects with all Requirements of Law applicable to the Originator.

         SECTION 5.05. LIABILITY OF ORIGINATOR; INDEMNITIES.

         The Originator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Originator under this Agreement.

         The Originator shall indemnify, defend and hold harmless the Trust Depositor from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Maryland personal property replacement privilege or license taxes (but, in the case of the Trust Depositor, not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Trust or the issuance and original sale of the Securities, or asserted with respect to ownership of the Loans, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

         The Originator shall indemnify, defend and hold harmless the Trust Depositor from and against any loss, liability or expense incurred by reason of the Originator's willful misfeasance, bad faith or gross negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Originator, without interest.

         SECTION 5.06. LIMITATION ON LIABILITY OF ORIGINATOR AND OTHERS.

         The Originator and any director or officer or employee or agent of the Originator may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Originator and any director or officer or employee or agent of the Originator shall be reimbursed by the Trust Depositor for any liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Originator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                   ARTICLE VI

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

         SECTION 6.01. REPURCHASES OF, OR SUBSTITUTION FOR, LOANS FOR BREACH OF
                       REPRESENTATIONS AND WARRANTIES.

         Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Originator as set forth in
Section 3.01, Section 3.02, Section 3.03, Section 3.04, and Section 3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Loans that materially adversely affects the Trust's interest in such Loan (without regard to the benefits of the Reserve Fund) (an "Ineligible Loan"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Loans made under Section 3.05, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, pursuant to Section 11.01 of the Transfer and Servicing Agreement, with respect to an inaccuracy concerning concentrations, select one or more Loans, without employing adverse selection, to be the related Excess Loan for purposes of this Section), PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Originator of any of such representations or warranties. The Originator shall repurchase each such Ineligible Loan or Excess Loan, at a repurchase price equal to the Transfer Deposit Amount, not later than the next succeeding Determination Date following the date the Originator becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; PROVIDED, HOWEVER, that if the Originator is able to effect a substitution for any such Ineligible Loan or Excess Loan in compliance with Section

2.04, the Originator may, in lieu of repurchasing such Loan, effect a substitution for such affected Loan with a Substitute Loan not later than the date a repurchase of such affected Loan would be required hereunder, and, PROVIDED FURTHER THAT, with respect to a breach of representation or warranty relating to the Loans in the aggregate and not to any particular Loan the Originator may select Loans (without adverse selection) to repurchase (or substitute for) such that had such Loans not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Loan been included as part of the Trust Assets instead of the selected Loan) there would have been no breach of such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Originator described in this Section 6.01 shall not (a) terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article VIII of the Transfer and Servicing Agreement or (b) include any obligation to make payment on account of a breach of a Loan by an Obligor subsequent to the date on which such Loan was transferred to the Trust. The repurchase obligation described in this Section
6.01 is in no way to be satisfied with monies in the Reserve Fund.

         SECTION 6.02. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED LOANS.

         Upon receipt by the Indenture Trustee for deposit in the Collection Account of the amounts described in Section 6.01 or Section 6.03 (or upon the Subsequent Transfer Date related to a Substitute Loan described in Section 6.01), and upon receipt of a certificate of a Servicing Officer in the form attached as Exhibit F to the Transfer and Servicing Agreement, the Indenture Trustee is required under the Transfer and Servicing Agreement to assign to the Trust Depositor and the Trust Depositor shall assign to the Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Loan and related Trust Assets without recourse, representation or warranty. Such reassigned Loan shall no longer thereafter be included in any calculations of Outstanding Loan Balances required to be made hereunder or otherwise be deemed a part of the Trust.

                                   ARTICLE VII

                             ORIGINATOR INDEMNITIES

         SECTION 7.01. ORIGINATOR'S INDEMNIFICATION.

         The Originator will defend and indemnify the Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholder and Noteholders (any of which, an "Indemnified Party") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "Costs") arising out of or resulting from (i) this Agreement or the use, ownership or operation of any Collateral by the Originator or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the Originator in this Agreement being untrue or incorrect (subject to the limitations described in the preamble to Article III of this Agreement), and (iii) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to the Trust Depositor by the Originator specifically for use therein; PROVIDED, HOWEVER, that the Originator shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any express undertaking, agreement or covenant made by such Indemnified Party in a Transaction Document to which it is a party or the breach subsequent to the Closing Date by an Obligor under a Loan. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 7.01 shall not terminate upon a Servicer Transfer pursuant to Article VIII of the Transfer and Servicing Agreement and shall survive any termination of that agreement or this Agreement.

         SECTION 7.02. LIABILITIES TO OBLIGORS.

         No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

         SECTION 7.03. TAX INDEMNIFICATION.

         (a) The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholder from, any taxes that may at any time be asserted with respect to, and as of the date of, the transfer of the Loans to the Trust Depositor and the transfer by the Trust Depositor of the Loans to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator or the Servicer under this Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 7.03 shall not terminate upon a Servicer Transfer pursuant to Article VIII of the Transfer and Servicing Agreement and shall survive any termination of this Agreement.

         (b) The Originator agrees to pay and to indemnify, defend and hold harmless the Trust and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes that may at any time be asserted with respect to the ownership of the Loans (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals). As used in this Section, the term "after-tax basis" shall mean, with respect to any payment to be received by an indemnified person, that the amount to be paid by the Originator shall be equal to the sum of (i) the amount to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

         SECTION 7.04. ADJUSTMENTS.

         The Originator agrees that, with respect to each Loan that provides for a Prepayment Amount less than the amount calculated in accordance with the definition thereof, the Originator shall indemnify the Trust Depositor or the Trust as assignee thereof in an amount at least equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Loan.

         The Originator hereby further agrees that if any real property collateral securing any Loan described in Section 3.02(d) hereof becomes the subject of any claims, proceedings, liens or encumbrances with respect to any material violation or claimed material violation of any federal or state environmental laws or regulations, such Loan shall for all purposes hereunder be, at and following the time of discovery by the Originator, the Trust Depositor, the Servicer or any Trustee of such fact, deemed an Ineligible Loan subject to the same remedial and recourse provisions hereunder as other Loans determined to be Ineligible Loans hereunder.

         SECTION 7.05. OPERATION OF INDEMNITIES.

         Indemnification under this Article VII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator has made any indemnity payments to the Trust Depositor or the Trustees pursuant to this Article VII and the Trust Depositor or the Trustees thereafter collects any of such amounts from others, the Trust Depositor or the Trustees will repay such amounts collected to the Originator, except that any payments received by the Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Originator's indemnity payments arose shall be repaid prior to any repayment of the Originator's indemnity payment.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. AMENDMENT.

         (a) This Agreement may be amended by the Originator and the Trust Depositor, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement that are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, PROVIDED, HOWEVER, that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

         (b) This Agreement may also be amended from time to time by the Originator and the Trust Depositor, with the consent of the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, and the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes or the Certificateholder; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of or change the method of calculating Collections of payments on the Loans (including by way of amendment of related definitions), or (ii) change in any manner (including through amendment of related definitions), the Holders that are required to consent to any such amendment, without the consent of the Holders of all Notes and Certificates of the relevant affected Class then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Originator shall cause the Indenture Trustee to furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Originator shall cause the Owner Trustee and the Indenture Trustee, as the case may be, to furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to
Section 8.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Such Trustee may, but shall not be obligated to, consent to any such amendment that affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 8.02. GOVERNING LAW.

         (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws.

         (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.02(b).

         SECTION 8.03. NOTICES.

         All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                  (i)      If to the Originator:

                           American Capital Strategies, Ltd.
                           2 Bethesda Metro Center
                           14th Floor
                           Bethesda, Maryland  20814
                           Attention:  Compliance Officer

                           Fax No.:  (301) 654-6714

                  (ii)     If to the Trust Depositor:

                           ACAS Business Loan LLC, 2000-1
                           2 Bethesda Metro Center
                           14th Floor
                           Bethesda, Maryland  20814
                           Attention:  Compliance Officer

                           Fax No.:  (301) 654-6714

                  (iii)    If to S&P:

                           Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.
                           55 Water Street
                           41st Floor
                           New York, New York 10041
                           Attention: Surveillance: Asset Backed Services

                  (iv)     If to Moody's:

                           Moody's Investors Service, Inc.
                           99 Church Street
                           4th Floor
                           New York, New York 10007
                           Attention:  ABS Monitoring Department

                           Fax No.: (212) 553-0344

                  (v)      If to Fitch:

                           Fitch, Inc.
                           55 East Monroe Street
                           35th Floor
                           Chicago, Illinois 60603
                           Attention:  ABS Monitoring

                           Fax No.: (312) 368-2069.  27

                  (vi)     If to the Placement Agent:

                           First Union Securities, Inc.
                           One First Union Center, TW-9
                           301 South College Street
                           Charlotte, North Carolina 28288-0610
                           Attention:  Asset Securitization Division

                           Fax No.:  (704) 374-3254

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 8.04. SEVERABILITY OF PROVISIONS.

         If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

         SECTION 8.05. THIRD PARTY BENEFICIARIES.

         Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party, other than each Trustee, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 8.06. COUNTERPARTS.

         This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         SECTION 8.07. HEADINGS.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8.08. NO BANKRUPTCY PETITION; DISCLAIMER.

         (a) Each of the Originator and the Trust Depositor covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor (in the case of the Originator), or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 8.08 will survive the termination of this Agreement.

         (b) The provisions of this Section 8.08 shall be for the third party benefit of those entitled to rely thereon, including the Holders of the Notes, and shall survive the termination of this Agreement.

         SECTION 8.09. JURISDICTION.

         Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

         SECTION 8.10. PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST.

         The Originator shall not:

         (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

         (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

         (c) Except in its capacity as Servicer as provided in the Transfer and Servicing Agreement, lend any money to the Trust.

         SECTION 8.11. MERGER OR CONSOLIDATION OF ORIGINATOR.

         (a) The Originator will keep in full force and effect its existence, rights and franchise as a Delaware corporation, and the Originator will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Loans and to perform its duties under this Agreement.

         (b) Any person into which the Originator may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Originator is a party, or any person succeeding by acquisition or transfer to substantially all of the assets and to the business of the Originator shall be the successor to the Originator hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

         (c) Upon the merger or consolidation of the Originator or transfer of substantially all of its assets and its business as described in this Section 8.11, the Originator shall provide the Rating Agencies notice of such merger or consolidation within thirty (30) days after completion of the same.

         SECTION 8.12. ASSIGNMENT OR DELEGATION BY THE ORIGINATOR.

         Except as specifically authorized hereunder, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                           AMERICAN CAPITAL STRATEGIES, LTD.,
                           as Originator


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           ACAS BUSINESS LOAN LLC, 2000-1,
                           as Trust Depositor


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                                    EXHIBIT A

                               FORM OF ASSIGNMENT


         In accordance with the ACAS Transfer Agreement (the "ACAS Transfer Agreement") dated as of December 20, 2000 made by and between the undersigned, American Capital Strategies, Ltd., as Originator, and the ACAS Business Loan LLC, 2000-1 (the "Trust Depositor"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust, on behalf of the Trust Depositor, (i) all the right, title and interest of the Originator in and to the Initial Loans listed on the initial List of Loans delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any rights to receive payments that were collected pursuant thereto prior to the Initial Cutoff Date), and (ii) all other Loan Assets relating to the foregoing.

         Capitalized terms used herein have the meaning given such terms in the ACAS Transfer Agreement.

         This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the ACAS Transfer Agreement and no others.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of December __, 2000.

                                    AMERICAN CAPITAL STRATEGIES, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

================================================================================




                        TRANSFER AND SERVICING AGREEMENT

                                      AMONG

                        ACAS BUSINESS LOAN TRUST 2000-1,

                                   AS ISSUER,


                         ACAS BUSINESS LOAN LLC, 2000-1,

                               AS TRUST DEPOSITOR,

                       AMERICAN CAPITAL STRATEGIES, LTD.,

                   AS SERVICER, ORIGINATOR AND SWAP GUARANTOR,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                              AS INDENTURE TRUSTEE

                                       AND

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                               AS BACKUP SERVICER

                          DATED AS OF DECEMBER 20, 2000



================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I   DEFINITIONS...........................................................................................1
         Section 1.01    Definitions..............................................................................1
         Section 1.02    Usage of Terms..........................................................................27
         Section 1.03    Section References......................................................................27
         Section 1.04    Calculations............................................................................27
         Section 1.05    Accounting Terms........................................................................27

ARTICLE II   ESTABLISHMENT OF TRUST; TRANSFER OF LOAN ASSETS.....................................................27
         Section 2.01    Creation and Funding of Trust; Transfer of Loan Assets..................................27
         Section 2.02    Conditions to Transfer of Trust Assets to Trust.........................................30
         Section 2.03    Acceptance by Owner Trustee.............................................................31
         Section 2.04    Conveyance of Substitute Loans..........................................................32
         Section 2.05    Release of Released Amounts.............................................................34
         Section 2.06    Delivery of Instruments.................................................................35

ARTICLE III   REPRESENTATIONS AND WARRANTIES.....................................................................35
         Section 3.01    Representations and Warranties Regarding the Originator.................................35
         Section 3.02    Representations and Warranties Regarding Each Loan and as to Certain Loans in the
                           Aggregate.............................................................................38
         Section 3.03    Representations and Warranties Regarding the Initial Loans in the Aggregate.............39
         Section 3.04    Representations and Warranties Regarding the Loan Files.................................39
         Section 3.05    Representations and Warranties Regarding Concentrations of Initial Loans................39
         Section 3.06    Representations and Warranties Regarding the Trust Depositor............................40
         Section 3.07    Representations and Warranties Regarding the Servicer...................................42

ARTICLE IV   PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS.........................................44
         Section 4.01    Custody of Loans........................................................................44
         Section 4.02    Filing..................................................................................44
         Section 4.03    Name Change or Relocation...............................................................44
         Section 4.04    Chief Executive Office..................................................................45
         Section 4.05    Costs and Expenses......................................................................45
         Section 4.06    Sale Treatment..........................................................................45
         Section 4.07    Separateness from Trust Depositor.......................................................45

ARTICLE V SERVICING OF LOANS.....................................................................................45
         Section 5.01    Appointment and Acceptance; Responsibility for Loan Administration......................45
         Section 5.02    General Duties..........................................................................46
         Section 5.03    [RESERVED]..............................................................................46
         Section 5.04    Disposition upon Termination of Loan....................................................46
         Section 5.05    Subservicers............................................................................47

                                                                                                               PAGE
         Section 5.06    Further Assurance.......................................................................47
         Section 5.07    Notice to Obligors......................................................................47
         Section 5.08    Collection Efforts; Modification of Loans...............................................47
         Section 5.09    Prepaid Loan............................................................................48
         Section 5.10    Acceleration............................................................................48
         Section 5.11    Taxes...................................................................................48
         Section 5.12    Insurance Premiums......................................................................48
         Section 5.13    Remittances.............................................................................49
         Section 5.14    Servicer Advances.......................................................................49
         Section 5.15    Realization upon Defaulted Loan.........................................................49
         Section 5.16    Maintenance of Insurance Policies.......................................................49
         Section 5.17    Other Servicer Covenants................................................................50
         Section 5.18    Servicing Compensation..................................................................51
         Section 5.19    Payment of Certain Expenses by Servicer.................................................51
         Section 5.20    Records.................................................................................51
         Section 5.21    Inspection..............................................................................51
         Section 5.22    The Backup Servicer.....................................................................52
         Section 5.23    Representations and Warranties of the Backup Servicer...................................54
         Section 5.24    Covenants of the Backup Servicer........................................................55

ARTICLE VI   COVENANTS OF THE TRUST DEPOSITOR....................................................................56
         Section 6.01    Legal Existence.........................................................................56
         Section 6.02    Loans Not to Be Evidenced by Promissory Notes...........................................56
         Section 6.03    Security Interests......................................................................56
         Section 6.04    Delivery of Collections.................................................................56
         Section 6.05    Regulatory Filings......................................................................56
         Section 6.06    Compliance with Law.....................................................................57
         Section 6.07    Activities..............................................................................57
         Section 6.08    Indebtedness............................................................................57
         Section 6.09    Guarantees..............................................................................57
         Section 6.10    Investments.............................................................................57
         Section 6.11    Merger; Sales...........................................................................58
         Section 6.12    Distributions...........................................................................58
         Section 6.13    Other Agreements........................................................................58
         Section 6.14    Separate Legal Existence................................................................58
         Section 6.15    Location; Records.......................................................................59
         Section 6.16    Liability of Trust Depositor; Indemnities...............................................59
         Section 6.17    Bankruptcy Limitations..................................................................61
         Section 6.18    Limitation on Liability of Trust Depositor and Others...................................61
         Section 6.19    Chief Executive Office..................................................................61

ARTICLE VII ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND...............................................61
         Section 7.01    Trust Accounts; Collections.............................................................61
         Section 7.02    Reserve Fund Deposit....................................................................62
         Section 7.03    Trust Account Procedures................................................................62
         Section 7.04    Securityholder Distributions............................................................63

                                                                                                               PAGE
         Section 7.05    Allocations and Distributions...........................................................63
         Section 7.06    Determination of LIBOR..................................................................66

ARTICLE VIII   SERVICER DEFAULT; SERVICE TRANSFER................................................................67
         Section 8.01    Servicer Default........................................................................67
         Section 8.02    Servicer Transfer.......................................................................68
         Section 8.03    Appointment of Successor Servicer; Reconveyance; Successor Servicer to Act..............69
         Section 8.04    Notification to Securityholders.........................................................70
         Section 8.05    Effect of Transfer......................................................................70
         Section 8.06    Database File...........................................................................71
         Section 8.07    Successor Servicer Indemnification......................................................71
         Section 8.08    Responsibilities of the Successor Servicer..............................................71
         Section 8.09    Rating Agency Condition for Servicer Transfer...........................................72

ARTICLE IX   REPORTS     72
         Section 9.01    Monthly Reports.........................................................................72
         Section 9.02    Officer's Certificate...................................................................72
         Section 9.03    Other Data..............................................................................72
         Section 9.04    Annual Report of Accountants............................................................73
         Section 9.05    Annual Statement of Compliance from Servicer............................................74
         Section 9.06    Annual Summary Statement................................................................74

ARTICLE X   TERMINATION  74
         Section 10.01   Sale of Trust Assets....................................................................74

ARTICLE XI   REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION..................................................75
         Section 11.01   Repurchases of, or Substitution for, Loans for Breach of Representations and
                           Warranties............................................................................75
         Section 11.02   Reassignment of Repurchased or Substituted Loans........................................75

ARTICLE XII   ORIGINATOR INDEMNITIES.............................................................................76
         Section 12.01   Originator's Indemnification............................................................76
         Section 12.02   Liabilities to Obligors.................................................................76
         Section 12.03   Tax Indemnification.....................................................................76
         Section 12.04   Adjustments.............................................................................77
         Section 12.05   Operation of Indemnities................................................................78

ARTICLE XIII   MISCELLANEOUS.....................................................................................78
         Section 13.01   Amendment...............................................................................78
         Section 13.02   Protection of Title to Trust............................................................79
         Section 13.03   Governing Law...........................................................................80
         Section 13.04   Notices.................................................................................81
         Section 13.05   Severability of Provisions..............................................................83
         Section 13.06   Third Party Beneficiaries...............................................................83
         Section 13.07   Counterparts............................................................................84
         Section 13.08   Headings................................................................................84

                                                                                                               PAGE
         Section 13.09   No Bankruptcy Petition; Disclaimer......................................................84
         Section 13.10   Jurisdiction............................................................................85
         Section 13.11   Tax Characterization....................................................................85
         Section 13.12   Prohibited Transactions with Respect to the Trust.......................................85
         Section 13.13   Merger or Consolidation of Originator or Servicer.......................................86
         Section 13.14   Assignment or Delegation by the Originator..............................................86
         Section 13.15   Limitation of Liability of Owner Trustee................................................86

ARTICLE XIV SWAP GUARANTY........................................................................................87
         Section 14.01   Unconditional Undertaking...............................................................87
         Section 14.02   Obligations Absolute....................................................................87
         Section 14.03   Pari Passu Treatment of Obligations of Swap Guarantor...................................88
         Section 14.04   Waiver..................................................................................88
         Section 14.05   Subrogation.............................................................................88


                                              EXHIBITS AND SCHEDULES


EXHIBIT A         Form of Assignment                                                                       A-1
EXHIBIT B         Form of Closing Certificate of Trust Depositor                                           B-1
EXHIBIT C         Form of Closing Certificate of Servicer/Originator                                       C-1
EXHIBIT D         Form of Opinion of Counsel for Trust Depositor Regarding                                 D-1
                  General Corporate Matters (Including Perfection Opinion)
EXHIBIT E         Form of Opinion of Counsel for Trust Depositor Regarding the                             E-1
                  "True Sale" Nature of the Transaction and Regarding
                  Non-Consolidation
EXHIBIT F         Form of Certificate Regarding Repurchased Loans                                          F-1
EXHIBIT G         List of Loans                                                                            G-1
EXHIBIT H         Form of Monthly Report to Noteholders and Certificateholder                              H-1
EXHIBIT I         Form of Subsequent Transfer Agreement                                                    I-1
EXHIBIT J         Form of Subsequent Purchase Agreement                                                    J-1
EXHIBIT K         Credit and Collection Policy                                                             K-1
EXHIBIT L         List of Subordinated and Unsecured Loans                                                 L-1


SCHEDULE 1        List of States Where Obligors are Located


         This TRANSFER AND SERVICING AGREEMENT, dated as of December 20, 2000, is among ACAS BUSINESS LOAN TRUST 2000-1 (together with its successors and assigns, the "TRUST"), ACAS BUSINESS LOAN LLC, 2000-1, (together with its successor and assigns, the "TRUST DEPOSITOR"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, together with its successors and assigns, the "INDENTURE TRUSTEE"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, together with its successors and assigns, the "BACKUP SERVICER"), AMERICAN CAPITAL STRATEGIES, LTD. (together with its successors and assigns, "ACAS", in its capacity as Servicer, together with its successor and assigns, the "SERVICER", in its capacity as Originator, together with its successor and assigns, the "ORIGINATOR" and in its capacity as Swap Guarantor, together with its successors and assigns, the "Swap Guarantor").

         WHEREAS, in the regular course of its business, the Originator originates Loans (as defined herein);

         WHEREAS, the Trust Depositor acquired the Initial Loans from the Originator and may acquire from time to time thereafter certain Substitute Loans (such Initial Loans and Substitute Loans, together with certain related property as more fully described herein, being the Loan Assets as defined herein);

         WHEREAS, it was a condition to the Trust Depositor's acquisition of the Initial Loans from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Trust Depositor as well as the Trust;

         WHEREAS, on the Closing Date the Trust Depositor will fund the Trust by selling, conveying and assigning all its right, title and interest in such Loan Assets and certain other assets to the Trust;

         WHEREAS, the Trust is willing to purchase and accept assignment of the Trust Assets from the Trust Depositor pursuant to the terms hereof; and

         WHEREAS, the Servicer is willing to service the Loans for the benefit and account of the Trust pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ACAS" has the meaning assigned such term in the preamble hereto.

         "ACAS Transfer Agreement" means the ACAS Transfer Agreement, dated as of the date hereof, between ACAS and the Trust Depositor.

         "Addition Notice" means, with respect to any transfer of Substitute Loans to the Trust pursuant to Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Loans from the Originator), a notice, which shall be given at least 5 days prior to the related Subsequent Transfer Date, identifying the Substitute Loans to be transferred, the Outstanding Principal Balance of such Substitute Loans and the related Substitution Event (with respect to an identified Loan or Loans then in the Loan Pool) to which such Substitute Loan relates, with such notice to be signed both by the Trust Depositor and the Originator.

         "Additional Principal Amount" means, with respect to any Payment Date, an amount equal to, but in no event less than zero, the excess of the Aggregate Outstanding Principal Balance prior to any distribution on such day over the Aggregate Outstanding Loan Balance as of the last Business Day of the related Collection Period.

         "Additional Servicing Fee" means an amount, in addition to the Servicing Fee, necessary to induce a Successor Servicer to serve as Servicer hereunder.

         "Administration Agreement" means the Administration Agreement, dated as of the date hereof, among the Administrator, the Trust, the Trust Depositor, the Indenture Trustee and the Owner Trustee.

         "Administrator" means American Capital Strategies, Ltd. or any successor administrator under the Administration Agreement.

         "Affiliate" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with" when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 5% or more of the voting securities of such person or to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate Outstanding Loan Balance" means, with respect to a Payment Date, an amount equal to the aggregate remaining Outstanding Loan Balance of the Loans as of the last day of the related Collection Period after giving effect to Defaulted Loans, Prepaid Loans, Ineligible Loans and Excess Loans.

         "Aggregate Outstanding Principal Balance" means, at any date of determination, the sum of the Outstanding Principal Balances of each Class of Notes outstanding on such date of determination.

         "Agreement" means this Transfer and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Assignment" means each Assignment, substantially in the form of Exhibit A relating to an assignment, transfer and conveyance of Loans and related property by the Trust Depositor to the Trust.

         "Available Amounts" means, as of any Payment Date, the sum of (i) all amounts on deposit in the Collection Account as of the immediately preceding Determination Date on account of Scheduled Payments due on or before, and Prepayments received on or before, the last day of the Collection Period immediately preceding such Payment Date (other than Excluded Amounts), (ii) Recoveries on account of previously Defaulted Loans received as of the last day of the immediately preceding Collection Period; (iii) Investment Earnings credited to the Collection Account or the Reserve Fund as of the last day of the immediately preceding Collection Period, (iv) any Prepayment Premiums and Late Charges received on or before the last day of such Collection Period (provided such late charges were included in the Loan's terms as of the applicable Cutoff
Date); (v) all amounts on deposit in the Reserve Fund, (vi) any amounts received from guarantees of the Loans and (vii) proceeds of any of the foregoing.

         "Backup Servicer" means the Person acting as Backup Servicer hereunder, its successors in interest and any successor backup servicer hereunder.

         "Backup Servicing Fee" has the meaning set forth in the fee letter, dated as of the date hereof, among the Originator, the Trust Depositor, the Trust and the Backup Servicer

         "Business Day" means any day which is neither a Saturday or a Sunday, nor another day on which banking institutions in the cities of Minneapolis, Minnesota, Charlotte, North Carolina or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

         "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del Code 3801 et seq., as the same may be amended from time to time.

         "Casualty Loss" means, with respect to any item of Collateral, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Collateral.

         "Certificate" means the $10.00 aggregate initial principal amount ACAS Business Loan Trust 2000-1 representing a beneficial equity interest in the Trust and issued pursuant to the Trust Agreement.

         "Certificate Register" has the meaning specified in the Trust
Agreement.

         "Certificateholder" means the registered holder of the Certificate.

         "Class" means any of the group of Notes or the Certificate identified herein as, as applicable, the Class A Notes, the Class B Notes, the Class C Notes, or the Certificate.

         "Class A Interest Amount" means, with respect to any Payment Date, an amount equal to the product of (i) the Outstanding Principal Balance of the Class A Notes as of the last day of the related Collection Period and (ii) the applicable Class A Interest Rate for the related Interest Accrual Period.

         "Class A Interest Rate" means the annual rate of interest payable with respect to the Class A Notes, which shall be equal to 7.13625% for the first Payment Date and thereafter shall be equal to LIBOR plus 0.45% per annum (calculated on the basis of a year of 360 days and actual days elapsed in the Interest Accrual Period).

         "Class A Maturity Date" means July 20, 2011.

         "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Notes" means the $69,200,000 aggregate initial principal amount ACAS Business Loan Trust 2000-1, Class A Loan-Backed Notes, Series 2000-1, issued pursuant to the Indenture.

         "Class B Accrued Payable" means, with respect to any Payment Date, the sum of, for each preceding Payment Date, the excess, if any, of (i) the amount that would have been calculated as the Class B Interest Amount on each such preceding Payment Date if the calculation was made using clause (a) of the definition of "Class B Interest Amount" only and clause (b) of the definition was not used over (ii) the amount calculated as the Class B Interest Amount on each such preceding Payment Date.

         "Class B Interest Amount" means, with respect to any Payment Date, an amount equal to the product of (i) the applicable Class B Interest Rate for the related Interest Accrual Period and (ii) the lesser of (a) the Outstanding Principal Balance of the Class B Notes as of the last day of the related Collection Period and (b) the excess, if any, of (x) the Aggregate Outstanding Loan Balance as of the last day of the related Collection Period over (y) the Outstanding Principal Balance of the Class A Notes as of the last day of the related Collection Period; PROVIDED, HOWEVER, that for purposes of this definition in no event will the amount determined pursuant to clause (b) hereof be less than zero.

         "Class B Interest Rate" means the annual rate of interest payable with respect to the Class B Notes, which shall be equal to 8.18625% for the first Payment Date and thereafter shall be equal to LIBOR plus 1.50% per annum (calculated on the basis of a year of 360 days and actual days elapsed in the Interest Accrual Period).

         "Class B Maturity Date" means July 20, 2011.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means the $46,200,000 aggregate initial principal amount ACAS Business Loan Trust 2000-1, Class B Loan-Backed Notes, Series 2000-1, issued pursuant to the Indenture.

         "Class C Interest Amount" means, with respect to any Payment Date, an amount equal to the amount received by the holder of the Class C Note pursuant to Section 7.05(a) clause TWELFTH.

         "Class C Maturity Date" means July 20, 2011.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Notes" means the $38,500,000 aggregate initial principal amount ACAS Business Loan Trust 2000-1, Class C Loan-Backed Notes, Series 2000-1, issued pursuant to the Indenture.

         "Closing Date" means December 20, 2000.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means the assets of each Obligor that have been pledged as security for each Loan including but not limited to real and personal property, accounts receivable, inventory, equipment and intellectual property rights.

         "Collection Account" means the Trust Account so designated established pursuant to Section 7.01.

         "Collection Period" means (a) with respect to the first Payment Date, the period from and including the Closing Date to but excluding the 10th day of the calendar month in which such Payment Date occurs, and (b) with respect to any subsequent Payment Date, the period from and including the 10th day of the previous calendar month to but excluding the 10th day of the calendar month in which such Payment Date occurs.

         "Collections" means all payments received on or with respect to the Loans in the Loan Pool or the related Collateral, including, without limitation, Scheduled Payments, Prepayments, Prepayment Premiums, Recoveries and Late Charges, all as related to amounts attributable to the Loans in the Loan Pool or the related Collateral, but excluding any Excluded Amounts.

         "Commission" means the United States Securities and Exchange
Commission.

         "Computer Records" means the computer records generated by the Servicer that provide information relating to the Loans and that were used by the Originator in selecting the Loans conveyed to the Trust Depositor pursuant to
Section 2.01 (and any Substitute Loans conveyed to the Trust Depositor pursuant to Section 2.04).

         "Contractual Obligation" means with respect to any Person, means any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

         "Corporate Trust Office" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 13.04.

         "CP Transaction" means the Loan Funding and Servicing Agreement, dated as of March 31, 1999, among ACS Funding Trust I, the Servicer, the Investors named therein, Variable Funding Capital Corporation, First Union Securities, Inc. (f/k/a First Union Capital Markets Corp.), First Union National Bank and Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association) and the transactions contemplated thereby.

         "Credit and Collection Policy" means those credit, collection, customer relation and service policies relating to the Loans and related Loan Files, described in Exhibit K as the same may be amended or modified from time to time in accordance with Section 5.17(g); and with respect to any Successor Servicer, the collection procedures and policies of such person at the time such Person becomes Successor Servicer.

         "Custodian" means the Person designated as such under the Custodian Agreement.

         "Custodian Agreement" means the Custodian Agreement dated as of the date hereof among the Custodian, the Servicer, the Trust Depositor, the Trust and the Indenture Trustee.

         "Custodian Fee" has the meaning set forth in the fee letter, dated as of the date hereof, among the Originator, the Trust Depositor, the Trust and the Custodian.

         "Cutoff Date" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date, as applicable to the Loan or Loans in question.

         "Date of Processing" means, with respect to any transaction or Collection, the date on which such transaction or Collection is first recorded (and, in the case of a transaction or Collection related to a particular Loan, identified as to such particular Loan) on the Originator's or Servicer's computer master file of Loans (without regard to the effective date of such recordation).

         "Defaulted Loan" means a Loan in the Loan Pool with respect to which there has occurred one or more of the following: (i) all or some portion of any Scheduled Payment under the Loan is more than 120 days delinquent, (ii) an Insolvency Event has occurred with respect to the related Obligor, (iii) the related Obligor has suffered any material adverse change or (iv) the Servicer has determined in its sole discretion, in accordance with its usual and customary practices, that such Loan is not collectible.

         "Definitive Notes" shall have the meaning specified in the Indenture.

         "Delinquent " means, with respect to a Loan, that any payment or portion thereof was not made at the time or in the amount required by the loan terms and has not yet been received.

         "Determination Date" means, with respect to any Payment Date, the third Business Day prior to such Payment Date.

         "Dollar" and "$" means lawful currency of the United States of America.

         "Eligible Deposit Account" means either (a) a segregated account with a Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from Fitch and Moody's in one of its short-term credit rating categories that signifies investment grade and in the case of S&P, a commercial paper, short-term debt rating of "A-1+" and long-term unsecured debt rating of "AA-".

         "Eligible Investments" with respect to any Payment Date means negotiable instruments or securities or other investments maturing on or before such Payment Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) that, as of any date of determination, mature by their terms on or prior to the Payment Date immediately following such date of determination, and (c) that evidence:

                  (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

                  (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency, which, in the case of Fitch, shall be "F1+";

                  (iii) commercial paper, or other short term obligations, having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in the Highest Required Investment Category granted by each Rating Agency, which, in the case of Fitch, shall be "AAA";

                  (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody's and S&P of "P-1" and "A-1+", respectively, and, if rated by Fitch, from Fitch of "F1+/AAA";

                  (v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in
         (ii) above;

                  (vi) investments in taxable money market funds or other regulated investment companies having, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from Moody's, S&P and Fitch (if rated by Fitch) or otherwise subject to satisfaction of the Rating Agency Condition;

                  (vii) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Trust's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

                  (viii) Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which, in the case of Fitch, shall be "F1+" and in the case of S&P shall be "A-1+"; and

                  (ix) any negotiable instruments or securities or other investments subject to satisfaction of the Rating Agency Condition.

         The Indenture Trustee may purchase or sell to itself or an Affiliate, as principal or agent, the Eligible Investments described above.

         "Eligible Loan" means at any date of determination, each Loan with respect to which each of the following is true:

         (1) the Loan is valid and enforceable, except the enforcement may be limited by insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors' rights and the availability of equitable remedies, and the Loan contains a clause that has the effect of unconditionally obligating the Obligor to make periodic payments to the assignee of the Loan, notwithstanding any rights the Obligor may have against the assignor;

         (2) the Loan is evidenced by a promissory note that has been duly authorized and that is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon;

         (3) the Loan was originated in accordance with the terms of the Credit and Collection Policy and arose in the ordinary course of the Originator's business from the loaning of money to the Obligor thereof;

         (4) the Loan is not a Defaulted Loan and not Delinquent;

         (5) the Obligor of such Loan has executed all appropriate documentation required by the Originator;

         (6) the Loan, together with the Loan File related thereto, is a "general intangible", an "instrument", an "account", or "chattel paper" within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;

         (7) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect;

         (8) the Loan is denominated and payable only in United States dollars in the United States;

         (9) the Loan (other than the Loan with Auxi Health, Inc. as the Obligor) bears some current interest, which is due and payable monthly or quarterly;

         (10) the Loan, together with the Loan File related thereto, does not contravene in any material respect any applicable laws (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Loan File related thereto is in material violation of any such applicable laws;

         (11) the Loan, together with the related Loan File, is fully assignable (except for limited restrictions relating to transfers to competitors with regards to Loans to BIW Connector System, LLC, Cornell Companies, Inc. and The New Piper Aircraft, Inc.), and if such Loan is secured by an interest in real property, an assignment of mortgage has been delivered to the Indenture Trustee;

         (12) the Loan was documented and closed in accordance with the Credit and Collection Policy, including the relevant opinions and assignments, and there is only one current original promissory note with respect to such Loan and such promissory note has been delivered to the Indenture Trustee and is duly endorsed;

         (13) the Loan and all related Collateral are free of any Liens except for Permitted Liens, and all filings and other actions required to perfect the security interest of the Indenture

Trustee in the Originator's interest in the Collateral have been made or taken;

         (14) the Loan has an original term to maturity of no more than 120 months, and is either fully amortizing in installments (which installments need not be in identical amounts) over such term or the principal amount thereof is due in a single installment at the end of such term;

         (15) no right of rescission, set off, counterclaim, defense or other material dispute has been asserted with respect to such Loan;

         (16) any related Collateral with respect to such Loan is insured in accordance with the Credit and Collection Policy;

         (17) the Obligor with respect to such Loan is an Eligible Obligor;

         (18) such Loan does not represent payment obligations relating to "put" rights;

         (19) the Loan is not a loan or extension of credit made by the Originator or one of its subsidiaries to an Obligor for the purpose of making any principal, interest (other than payment in kind interest) or other payment on a loan to the same Obligor necessary in order to keep such loan from becoming delinquent and this Loan is not being kept current by the Originator or one of its Affiliates making any other loans to this Obligor;

         (20) no provision of the Loan has been waived, altered or modified in any way, except by instruments or documents contained in the files relating to the Loan;

         (21) with regard to the Loan relating to CL Holding, Inc. and Case Logic, Inc. the Underlying Note evidencing the Loan has been issued in the name of the Trust and received by the Custodian within fifteen (15) Business Days after the Closing Date; and

         (22) the Loan is an "eligible asset" as defined in Rule 3a-7 of the Investment Company Act of 1940, as amended.

         "Eligible Obligor" means on an day, any Obligor that satisfies each of the following requirements at all times:

         (1) such Obligor is not in the gaming, nuclear waste, bio-tech, oil and gas or real estate industries;

         (2) such Obligor is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization;

         (3) the business being financed by such Obligor has an operating history of at least 60 months from the date of its incorporation or formation;

         (4) such Obligor is not the subject of any insolvency event;

         (5) such Obligor is not an affiliate of any other Obligor hereto (other than as a result of being an affiliate of the Originator);

         (6) no other Loan of such Obligor is delinquent for more than thirty
(30) days;

         (7) such Obligor is not a Governmental Authority;

         (8) such Obligor is in compliance with all material terms and conditions of its Loan Documents;

         (9) such Obligor's principal office and any related Collateral are located in the United States; and

         (10) such Obligor has an Eligible Risk Rating.

         "Eligible Repurchase Obligations" means repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clauses (c)(ii) and (c)(iv) of the definition of Eligible Investments.

         "Eligible Risk Rating" means on any date of determination, with respect to a designated Obligor, a risk rating of "Grade 3" or "Grade 4."

         "Event of Default" shall have the meaning specified in Section 5.01 of the Indenture.

         "Excess Loan", as of any date of determination, means each Loan selected by the Servicer in accordance with Section 11.01 at such time as there shall have been discovered a breach of any of the representations and warranties set forth in Section 3.05, the removal of which pursuant to Section 11.01 and the Originator's repurchase thereof or substitution of a Substitute Loan therefor pursuant to Section 11.01, shall remedy such breach.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended or supplemented from time to time.

         "Excluded Amounts" means any collections with respect to repurchased Loans.

         "FDIC" shall mean the Federal Deposit Insurance Corporation, or any successor thereto.

         "Fee Event" shall have the meaning set forth in the Indenture.

         "Fitch" means Fitch, Inc. or any successor thereto.

         "Fixed Rate Loans" means Loans with a fixed interest rate.

         "Floating Rate Loans" means Loans with a floating interest rate based on the prime interest rate plus a spread.

         "Governmental Authority" means with respect to any person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such person.

         "Grade 3" under the Originator's loan grading system, which ranks loans based on its analysis of credit quality of the underlying assets, means that the Obligor is performing as expected and the risk factors are neutral to favorable. Loan risk is at an acceptable level that is similar to the risk at the time of origination.

         "Grade 4" under the Originator's loan grading system, which ranks loans based on its analysis of credit quality of the underlying assets, means that the Obligor is performing above expectations and the trends and risk factors are generally favorable. Loans graded 4 involve the least amount of risk in the Originator's portfolio.

         "Highest Required Investment Category" means (i) with respect to ratings assigned by Fitch (if such investment is rated by Fitch), F1+ for short-term instruments and AAA for long-term instruments, (ii) with respect to ratings assigned by Moody's, A2 or P-1 for one month instruments, A1 or P-1 for three month instruments, Aa3 or P-1 for six month instruments and Aaa or P-1 for instruments with a term in excess of six months and (iii) with respect to ratings assigned by S&P, A-1+ for short-term instruments and AAA for long-term instruments.

         "Holder" means (i) with respect to a Certificate, the Person in whose name such Certificate is registered in the Certificate Register, and (ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

         "Indebtedness" means, with respect to any Person at any date, (a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such person has not assumed or otherwise become liable for the payment thereof.

         "Indenture" means the Indenture, dated as of the date hereof, between the Trust and the Indenture Trustee.

         "Indenture Collateral" has the meaning given such term in the "granting clause" of the Indenture.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Indenture Trustee Fee" has the meaning set forth in the fee letter, dated as of the date hereof, among the Originator, the Trust Depositor, the Trust and the Indenture Trustee.

         "Independent", when used with respect to any specified Person, means such a Person who (i) is in fact independent of each of the Trust, the Trust Depositor or ACAS (ii) is not a director, officer or employee of any Affiliate of any of the Trust, the Trust Depositor or ACAS (iii) is not a person related to any officer or director of any of the Trust, the Trust Depositor or ACAS or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of any of the Trust, the Trust Depositor or ACAS or any of their respective Affiliates, and (v) is not connected with any of the Trust, the Trust Depositor or ACAS as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions; PROVIDED, HOWEVER, a Person that otherwise satisfies the requirements clauses (i) through (v) but is a director, officer or manager of a bankruptcy remote special purpose Affiliate of ACAS will be deemed to be Independent for purposes hereof.

         "Ineligible Loan" has the meaning specified in Section 11.01.

         "Initial Aggregate Outstanding Loan Balance" means the Aggregate Outstanding Loan Balance as of the Cut-Off Date of the Loans transferred to the Trust as of the Closing Date.

         "Initial Aggregate Outstanding Principal Balance" means, when used in the context of a reference to an individual Class of Notes, the initial class principal balance applicable to such Class as defined above, and otherwise means, collectively, the sum of the Initial Class A Principal Balance, the Initial Class B Principal Balance and the Initial Class C Principal Balance, i.e., $153,900,000.

         "Initial Class A Principal Balance" means $69,200,000.

         "Initial Class B Principal Balance" means $46,200,000.

         "Initial Class C Principal Balance" means $38,500,000.

         "Initial Cutoff Date" means November 10, 2000.

         "Initial Loans" means those Loans conveyed to the Trust on the Closing Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed or undismissed and in effect for a period of 60 consecutive days; or
(b) the commencement by such person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such person to the entry of an order for relief in an involuntary case under such law, taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of this property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insolvency Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         "Insolvency Proceeds" has the meaning specified in Section 10.01.

         "Insurance Policy" means, with respect to any Loan, an insurance policy covering physical damage to or loss of the related Collateral.

         "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made, to the Servicer under any Insurance Policy.

         "Interest Accrual Period" means the period from and including the most recent Payment Date to but excluding the following Payment Date, PROVIDED that the initial Interest Accrual Period following the Closing Date shall be the period from and including the Closing Date to but excluding the first Payment Date following the Closing Date.

         "Interest Collection Account" means a sub-account of the Collection Account established pursuant to Section 7.01.

         "Interest Collections" mean, with respect to any Collection Period, the aggregate amount of (i) the payments received by the Servicer on the Loans attributable to interest on such Loans including payments of capitalized interest with respect to Payment-in-Kind Loans, (ii) all recoveries on Defaulted Loans whether attributable to interest or principal, (iii) any Net Trust Swap Receipts and (iv) the interest portion of all Prepayments.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Investment Earnings" means the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account and the Reserve Fund, to be credited to the Collection Account on applicable Payment Date pursuant to Section 7.03.

         "Late Charges" means any late payment fees paid by Obligors in accordance with the Servicer's customary policies.

         "LIBOR" means as to any Payment Date, the arithmetic mean of the London Interbank offered rate quotations for one month Eurodollar deposits, as determined by the Indenture

Trustee on the related LIBOR Determination Date, in accordance with Section
7.06.

         "LIBOR Determination Date" means the date that is a London Banking Day immediately prior to the commencement of each related Interest Accrual Period.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing.

         "Liquidation Expenses" means, with respect to any Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the foreclosure and disposition of any related Collateral or the bankruptcy of an Obligor upon or after the expiration or earlier termination or acceleration of such Loan and other out-of-pocket costs related to the liquidation of any such Collateral, including the attempted collection of any amount owing pursuant to such Loan if it is a Defaulted Loan, but only to the extent gross recoveries with respect to such Loan provide funds sufficient, after payment of all principal and accrued finance charges due with respect to such Loan, to cover such expenses and costs.

         "Liquidation Proceeds" means, with respect to a Defaulted Loan, proceeds from the sale of the Collateral, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Loan and the related Collateral, net of Liquidation Expenses and amounts, if any, so received that are required either to be refunded to the Obligor on such Loan or paid to a third party other than the Loan.

         "List of Loans" means the list identifying each Loan constituting part of the Trust Assets, which list shall consist of the initial List of Loans reflecting the Initial Loans transferred to the Trust on the Closing Date, together with any Subsequent List of Loans amending the most current List of Loans reflecting the Substitute Loans transferred to the Trust on the related Subsequent Transfer Date (together with a deletion from such list of the related Loan or Loans identified on the corresponding Addition Notice with respect to which a Substitution Event has occurred), and which list in each case (a) identifies by account number and Obligor name each Loan included in the Loan Pool, and (b) sets forth as to each such Loan (i) the Outstanding Loan Balance as of the applicable Cutoff Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit G.

         "Loan" means the payment obligations of each Obligor to the Originator created under various loan agreements and evidenced by Underlying Notes, transferred by the Originator to the Trust Depositor and by the Trust Depositor to the Trust, and including both Initial Loans and Substitute Loans.

         "Loan Assets" has the meaning assigned in Section 2.01 (and 2.04, as applicable in the case of Substitute Loans).

         "Loan Documents" means, with respect to any Loan, the related promissory note and any related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another person on the Obligor's behalf, and related promissory note and, for each Loan secured by real property, an assignment of mortgage, and for all Loans secured by a promissory note, an assignment in blank signed by an officer of the Originator.

         "Loan File" means, with respect to each Loan, the fully executed original promissory note and any related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and related promissory note, including, without limitation, general or limited guaranties and, for each Loan secured by real property an assignment of mortgage, and for all Loans with a Note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator, and otherwise such documents, if any, that the Servicer keeps on file in accordance with its customary procedures and all other documents originally delivered to the Originator or held by the Servicer with respect to any Loan; PROVIDED, THAT all documents other than the promissory note along with any assignment (which may be by allonge) constituting the Loan File may be copies of such documents.

         "Loan Pool" as of any date means the Initial Loans and the Substitute Loans (if any), other than any such Loans that (i) have been reconveyed by the Trust to the Trust Depositor, and concurrently by the Trust Depositor to the Originator, pursuant to Section 11.02 hereof, or (ii) have been paid (or prepaid) in full.

         "London Banking Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Material Modification" means a termination or release (including pursuant to prepayment), or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Loan which would not otherwise be permitted under the standards and criteria set forth in Sections 5.08 and/or 5.09 hereof, as applicable.

         "Maturity Date" means, as applicable, the Class A Maturity Date, Class B Maturity Date or Class C Maturity Date.

         "Monthly Report" has the meaning specified in Section 9.01.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Net Trust Swap Payment" means, with respect to each Payment Date, the excess, if any, of (i) the monthly payment by the Trust to the Swap Counterparty over (ii) the monthly payment by the Swap Counterparty to the Trust.

         "Net Trust Swap Receipt" means, with respect to each Payment Date, the excess, if any, of (i) the monthly payment by the Swap Counterparty to the Trust over (ii) the monthly payment by the Trust to the Swap Counterparty.

         "Note" means any one of the notes of the Trust of any Class executed and authenticated in accordance with the Indenture.

         "Note Distribution Account" means the account established and maintained as such pursuant to Section 7.01.

         "Note Register" has the meaning given such term in Section 2.04 of the Indenture.

         "Obligor" means, with respect to any Loan, the Person or Persons obligated to make payments with respect to such Loan, including any guarantor thereof.

         "Officer's Certificate" shall mean a certificate signed by any officer of the Trust Depositor or the Servicer and delivered to the Owner Trustee or the Indenture Trustee, as the case may be.

         "One Month Index Maturity" has the meaning set forth in Section 7.06.

         "Operating History" means with respect to any specified person, the time since the date of such person's incorporation or formation that it has continuously operated its business; PROVIDED, HOWEVER, the Operating History of any person, newly formed as a result of a merger of two or more persons or as a result of the acquisition of one or more persons by a newly formed person ("MERGED PARTIES") shall be based on the weighted average (by relative sales) of the Operating Histories of the Merged Parties (excluding for such purposes, entities that are created only for the purpose of being acquisition entities), FOR EXAMPLE, if Corporation A with sales of $10 million has an Operating History of four years and Corporation B with sales of $20 million has an Operating History of eight years, merge to form NEWCO, the Operating History of NEWCO will be 6.67 years.

         "Opinion of Counsel" means a written opinion of counsel, who may be outside counsel, or internal counsel (except with respect to federal securities law (including the Trust Indenture Act) or tax law matters), for the Trust Depositor or the Servicer and who shall be reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be.

         "Originator" means ACAS, in its capacity as Originator of a Loan under this Agreement (including in respect of a Substitute Loan pursuant to a Subsequent Purchase Agreement).

         "Outstanding" has the meaning given such term in the Indenture.

         "Outstanding Loan Balance" means, with respect to a Loan at any time, the sum of the total remaining amounts of principal payable as of such time to the Originator by the Obligor thereunder, exclusive of (a) interest payments and
(b) capitalized interest amounts, it being understood that any principal previously covered by a Servicer Advance will be excluded from principal amounts payable for purposes of this definition.

         "Outstanding Principal Balance" means, with respect to a Class of Notes as of any date of determination, the aggregate initial principal amount thereof reduced by the aggregate amount of any distributions applied in reduction of such principal amount.

         "Owner Trustee" means the Person acting, not in its individual capacity, but solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Paying Agent" means as described in Section 3.03 of the Indenture and
Section 3.10 of the Trust Agreement.

         "Payment Date" shall mean the twentieth day of each calendar month or, if such twentieth day is not a Business Day, the next succeeding Business Day, with the first such Payment Date hereunder occurring in January, 2001.

         "Payment-in-kind Loans" shall mean Loans that provide for some or all of current accrued interest to be capitalized and added to the outstanding principal amount of the restated Loan.

         "Permitted Liens" means (a) with respect to Loans in the Loan Pool:

                  (i) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or if an entity shall currently be contesting the validity thereof in good faith by appropriate proceedings, (ii) Liens in favor of the Trust Depositor created pursuant to the ACAS Transfer Agreement and transferred to the Trust pursuant hereto, (iii) Liens in favor of the Trust created pursuant to this Agreement, (iv) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement and (v) Liens held by senior lenders with respect to the Loans listed on EXHIBIT L;

         and (b) with respect to the related Collateral:

                  (i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due or sums, that are being contested in good faith, (ii) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (iii) Liens in favor of the Trust Depositor created by the Originator and transferred by the Trust Depositor to the Trust pursuant to this Agreement, (iv) Liens in favor of the Trust created pursuant to this Agreement and (v) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement; and (vi) Liens held by senior lenders with respect to the Loans listed on EXHIBIT L.

         "Person" means any individual, corporation, estate, partnership, business trust, limited liability company, sole proprietorship, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.

         "Placement Agency Agreement" means the Placement Agency Agreement, dated December 18, 2000, among the Placement Agent, the Trust Depositor, the Trust and ACAS.

         "Placement Agent" means First Union Securities, Inc.

         "Prepaid Loan" means any Loan that has terminated or been prepaid in full prior to its scheduled expiration date, other than a Defaulted Loan.

         "Prepayment" means any and all partial and full prepayments, including any prepayment premiums, on a Loan (including, with respect to any Loan and any Collection Period, any Scheduled Payment (or portion thereof)), that is due in a subsequent Collection Period that the Servicer has received, and to the extent permission therefor was necessary, expressly permitted the related Obligor to make, in advance of its scheduled due date, Liquidation Proceeds and amounts received in respect of Transfer Deposit Amounts.

         "Prepayment Amount" has the meaning specified in Section 5.09.

         "Prepayment Premiums" means any prepayment premiums paid by an Obligor in connection with any Prepayment.

         "Principal Collection Account" means a sub-account of the Collection Account established pursuant to Section 7.01.

         "Principal Collections" means, with respect to any Collection Period, the sum of, without duplication: (i) the aggregate amount of payments received by the Servicer on the Loans attributable to principal on such Loans; (ii) the principal portion of any Loan repurchased by the Originator; (iii) the principal portion of all Prepayments and (iv) all other amounts received with respect to the Loans that are not Interest Collections.

         "Private Placement Memorandum" has the meaning given such term in the Placement Agency Agreement.

         "Qualified Eligible Investments" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee at the written direction of the Trust, which are held by the Indenture Trustee in the Collection Account or the Reserve Fund and with respect to which (a) the Indenture Trustee has noted its interest therein on its books and records, and
(b) the Indenture Trustee has purchased such investments at the written direction of the Trust for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Minnesota, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Minnesota) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its Affiliates acting at the written direction of the Trust.

         "Qualified Institution" means (a) the corporate trust department of the Indenture Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) that has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "AA-" or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "A-1+" (B) the parent corporation, if such parent corporation guarantees the obligations of the depository institution, of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "AA-" or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "A-1+" or (C) otherwise satisfies the Rating Agency Condition, and (ii) whose deposits are insured by the FDIC and satisfies the Rating Agency Condition.

         "Rating Agency" means each of S&P, Moody's and Fitch, so long as such Persons maintain a rating on the Class A Notes and the Class B Notes; and if any of S&P, Moody's or Fitch no longer maintains a rating on the Class A Notes and the Class B Notes, such other nationally recognized statistical rating organization selected by the Trust Depositor.

         "Rating Agency Condition" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor and the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

         "Ratings Effect" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating of any outstanding Class with respect to which a Rating Agency has previously issued a rating as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

         "Record Date" means, with respect to a Payment Date, (i) for Book-Entry Notes, the calendar day immediately preceding a Payment Date and (ii) if Definitive Notes are issued and for the Class C Notes, the last Business Day of the preceding calendar month.

         "Recoveries" means any and all recoveries on account of a Defaulted Loan, including, without limitation, any and all cash proceeds realized from the sale of collateral, Insurance Proceeds, amounts representing late fees unrelated to Servicer Advances and penalties, net of reimbursable collection expenses and Liquidation Expenses. Collection expenses and Liquidation Expenses are reimbursable to the Servicer only to the extent recoveries on a Loan provide funds sufficient after payment of all principal and interest due with respect to such Loan, to cover related collection and Liquidation Expenses occurred by the Servicer.

         "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Released Amounts" means, with respect to any payment or collection received with respect to any Loan on any Business Day (whether such payment or collection is received by the Servicer, the Owner Trustee or the Trust Depositor), an amount equal to that portion of such payment or collection constituting Excluded Amounts.

         "Required Holders" means (i) prior to the payment in full of the Class A Notes and the Class B Notes, the Class A Noteholders and Class B Noteholders evidencing more than 66 2/3% of the aggregate Outstanding Principal Balance of all Class A Notes and Class B Notes outstanding and (ii) from and after the payment in full of the Class A Notes and the Class B Notes, Class C Noteholders evidencing more than 66 2/3% of the aggregate Outstanding Principal Balance of all Class C Notes outstanding.

         "Required Reserve Amount" means, with respect to a Payment Date, an amount equal to the sum of (i) the Outstanding Loan Balance of all Loans that are 60 days or more delinquent and (ii) two (2) times the sum of the current Class A Interest Amount and Class B Interest Amount.

         "Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

         "Reserve Fund" means the Reserve Fund established and maintained pursuant to Section 7.01 hereof.

         "Reserve Fund Initial Deposit" means the product of (a) the sum of the Outstanding Principal Balance of the Class A Notes and Class B Notes as of the Closing Date, (b) the weighted average interest rate of the Class A Interest Rate and the Class B Interest Rate as of the Closing Date (weighted by the Outstanding Principal Balance of each class of the Class A Notes and Class B Notes) and (c) the quotient of 60 divided by 360.

         "Responsible Officer" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee has the meaning given to it in the Indenture.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Scheduled Payment" means, with respect to any Loan, the monthly or quarterly or semi-annual or annual rent or financing (whether interest, principal or principal and interest) payment scheduled to be made by the related Obligor under the terms of such Loan after the related Cutoff Date and any such payment received after the related Cutoff Date; it being understood that Scheduled Payments do not include any Excluded Amounts.

         "Securities" means the Notes and the Certificate, or any of them.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securityholders" means the Holders of the Notes or the Certificate.

         "Servicer" means initially ACAS, or its successor, until any Servicer Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

         "Servicer Advance" means, with respect to any Payment Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Payment Date in respect of Scheduled Payments pursuant to Section 5.14.

         "Servicer Default" shall have the meaning specified in Section 8.01.

         "Servicing Fee" has the meaning specified in Section 5.18.

         "Servicing Fee Percentage" means 1.00%.

         "Servicer Transfer" has the meaning assigned in Section 8.02(a).

         "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subsequent Cutoff Date" means the date specified as such for Substitute Loans in the related Subsequent Transfer Agreement.

         "Subsequent List of Loans" means a list, in the form of the initial List of Loans delivered on the Closing Date, but listing each Substitute Loan transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

         "Subsequent Purchase Agreement" means, with respect to any Substitute Loans, the agreement between the Originator and the Trust Depositor pursuant to which the Originator will transfer the Substitute Loans to the Trust Depositor, the form of which is attached to hereto as Exhibit J.

         "Subsequent Transfer Agreement" means the agreement described in
Section 2.04 hereof, the form of which is attached hereto as Exhibit I.

         "Subsequent Transfer Date" means any date on which Substitute Loans are transferred to the Trust.

         "Substitute Loan" means a Loan that is (a) transferred to the Trust under Section 2.04 with respect to which a related Substitution Event has occurred with respect to a Loan or Loans then held in the Loan Pool and identified in the related Addition Notice and (b) becomes part of the Loan Pool.

         "Substitute Loan Qualification Conditions" means, with respect to any Substitute Loan being transferred to the Trust pursuant to Section 2.04, the accuracy of each of the following statements as of the related Cutoff Date for such Loan:

                  (a) the aggregate Outstanding Loan Balance of such Substitute Loan is not less than that of the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

                  (b) the remaining maturity of the Substitute Loan is less than or equal to the remaining maturity of the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

                  (c) the current coupon on such Substitute Loan is not less than the current coupon on the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

                  (d) the total coupon (inclusive of any payment in kind component) of the Substitute Loan is greater than or equal to the total coupon on the Loan identified on the related Addition Notice as the Loan to be released by the Trust to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

                  (e) the Obligor of such Substitute Loan is not already an Obligor of any Loan owned by the Trust;

                  (f) no adverse selection procedure shall have been employed in the selection of such Substitute Loan from the Originator's portfolio;

                  (g) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Substitute Loan and related Collateral to the Trust Depositor, Trust, and Indenture Trustee shall have been taken as of or prior to the Subsequent Transfer Date;

                  (h) the maturity date for the last Scheduled Payment due under such Substitute Loan is not later than June 30, 2009;

                  (i) the weighted average life of such Loan is less than or equal to the Loan being replaced;

                  (j) for Prepaid Loans only, prior to such substitution the Originator has received written confirmation from the Rating Agencies (which shall respond to the Originator within five (5) Business Days after receiving written confirmation from the Originator of its intention to substitute a Loan) that the proposed substitution will not result in a reduction or withdrawal of the rating on the Notes; provided, however, that any failure by each of the Rating Agencies to respond to the Originator shall be deemed to be non-approval by the Rating Agencies and

                  (k) the Substitute Loan has a grade of at least equal to the grade that the Loan being replaced had as of the date of its conveyance to the Trust.

         "Substitution Event" shall have occurred if a Loan then held in the Trust and identified in the related Addition Notice is either (a) a Prepaid Loan, (b) a Loan that becomes subject to a Material Modification, (c) a Defaulted Loan, (d) an Excess Loan or (e) the subject of a breach of a representation or warranty under this Agreement or other provision, which breach or other provision, in the absence of a substitution of a Substitute Loan for such Loan pursuant to Section 2.04, would require the payment of a Transfer Deposit Amount to the Trust in respect of such Loan pursuant to Section 11.01; PROVIDED, HOWEVER, that no Substitution Event shall be deemed to occur under clause (b) or (c) to the extent Loans having initial aggregate Outstanding Loan Balance of 10% or greater or three (3) Loans exceed 15% of the initial Aggregate Outstanding Loan Balance or greater of the Initial Aggregate Outstanding Loan Balance have previously been substituted for under such clauses and PROVIDED FURTHER, that no Substitution Event shall be deemed to occur under clauses (a), (d) or (e) to the extent Loans having initial aggregate Outstanding Loan Balance of 20% or greater of the Initial Aggregate Outstanding Loan Balance have previously been substituted under such clauses.

         "Successor Servicer" has the meaning given such term in Section
8.02(b).

         "Swap" has the meaning set forth in the Indenture.

         "Swap Breakage Costs" means for any Swap, any amount payable by the Trust Depositor or the Trust for the early termination of that Swap or any portion thereof.

         "Swap Counterparty" has that meaning set forth in the Indenture.

         "Swap Guarantor" means ACAS.

         "Swap Guaranty Requirements" has the meaning given such term in Section 14.01.

         "Tax Opinion" means, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (i) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation, (ii) following such action the Trust will be disregarded as a separate entity from the Trust Depositor, and (iii) such action will not affect the tax characterization as debt of the Class A Notes and the Class B Notes of any outstanding Class issued by the Trust for which an Opinion of Counsel has been provided that such Notes are debt.

         "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Transaction Documents" means this Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the ACAS Transfer Agreement, any Subsequent Transfer Agreement, any Subsequent Purchase Agreement and the Placement Agreement.

         "Transfer Date" means the Business Day immediately preceding each Payment Date.

         "Transfer Deposit Amount" means, with respect to each Ineligible Loan or Excess Loan, on any date of determination, the sum of the Outstanding Loan Balance of such Loan, together with accrued interest thereon through such date of determination at the interest rate provided for thereunder, and any outstanding Servicer Advances thereon that have not been waived by the Servicer entitled thereto.

         "Trust" means the trust created by the Trust Agreement and funded pursuant to this Agreement, consisting of the Trust Assets.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) including, without limitation, the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

         "Trust Accounts" means, collectively, the Collection Account, the Reserve Fund and the Note Distribution Account, or any of them.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

         "Trust Assets" has the meaning given to such term in Section 2.01(b) hereof (and in Section 2.04(a) hereof in respect of Substitute Loans and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

         "Trust Depositor" has the meaning assigned such term in the preamble hereunder, or any successor entity thereto.

         "Trust Estate" shall have the meaning specified in the Trust Agreement.

         "Trustees" means the Owner Trustee and the Indenture Trustee, or any of them individually as the context may require.

         "UCC" means the Uniform Commercial Code as enacted in Maryland; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Trust in and to the Trust Assets or the Lien of the Indenture Trustee in and to the Indenture Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Maryland, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "UCC Filing Locations" means the States of Minnesota, Maryland and Delaware.

         "Uncollectible Advance" means with respect to any Determination Date and any Loan, the amount, if any, advanced by the Servicer pursuant to Section
5.14 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer.

         "Underlying Note" means the promissory note of an Obligor evidencing a Loan.

         "United States" means the United States of America.

         "Unreimbursed Servicer Advances" means, at any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 7.01 or 7.05 and which the Servicer has determined in its sole discretion are Uncollectible Advances, and with respect to which the Servicer has given a written certification to such effect to each Trustee.

         "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

         SECTION 1.02 USAGE OF TERMS.

         With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.03 SECTION REFERENCES.

         All Section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.04 CALCULATIONS.

         Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and the actual days elapsed in the relevant period and will be carried out to at least three decimal places.

         SECTION 1.05 ACCOUNTING TERMS.

         All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II
                 ESTABLISHMENT OF TRUST; TRANSFER OF LOAN ASSETS

         SECTION 2.01 CREATION AND FUNDING OF TRUST; TRANSFER OF LOAN ASSETS.

         (a) The Trust shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust (as defined in the Trust Agreement) under the Business Trust Statute. The Trust Depositor, as settlor of the Trust, shall fund and convey assets to the Trust pursuant to the terms and provisions hereof. The Trust shall be administered pursuant to the provisions of this Agreement, the Administration Agreement and the Trust Agreement for the benefit of the Noteholders and Certificateholder. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof and of the Trust Agreement.

         (b) Subject to and upon the terms and conditions set forth herein, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust, for a purchase price consisting of $84,174,044.88 in cash (less placement expenses and certain other expenses associated with the initial offer and sale of the Notes the proceeds of which represent the consideration paid by the Trust herein) and the Certificate of the Trust in the original certificate balance of $10.00, all the right, title and interest of the Originator in and to (items (i) -(vi) below, being collectively referred to herein as the "LOAN ASSETS"):

                           (i) the Initial Loans, and all monies due or to
                  become due in payment of such Loans on and after the Initial Cutoff Date, any Prepayment Amounts, any Prepayment Premiums, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Collateral related to such Loans (to the
                  extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a lien thereon), including the security interest of the Trust Depositor in such Collateral and all proceeds from any sale or other disposition of such Collateral (but subject to the exclusion and release herein of Excluded Amounts);

                           (iii) the Loan Files;

                           (iv) all payments made or to be made in the future
                  with respect to such Loans or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Loans;

                           (v) all Insurance Proceeds with respect to each such
                  Loan; and

                           (vi) all income from and proceeds of the foregoing.

In addition to the Loan Assets, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust the remittances, deposits and payments made into the Trust Accounts from time to time, amounts in the Trust Accounts from time to time (and any investments of such amounts) and all proceeds and products of the foregoing, which together with the Loan Assets constitute the corpus of the Trust and are referred to as the "TRUST ASSETS").

         (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Originator in Sections 3.01, 3.02, 3.03,
3.04 and 3.05 will run to and be for the benefit of the Trust and the Trustees and the Trust and the Trustees may enforce directly without joinder of Trust Depositor, the repurchase obligations of the Originator with respect to breaches of such representations and warranties as set forth herein and in Section 11.01.

         (d) The sale, transfer, assignment, set-over and conveyance of the Trust Assets by the Trust Depositor to the Trust pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Trust of any obligation of the Originator in connection with the Loan Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor, if any, not financed by the Originator, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums that remain owing with respect to any Loan at the time such Loan is sold hereunder.

         (e) The Originator, Trust Depositor and Trust intend and agree that (i) the transfer of the Loan Assets to the Trust Depositor and the transfer of the Trust Assets to the Trust are intended to be a sale, conveyance and transfer of ownership of the Loan Assets and Trust Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Loan Assets and Trust Assets shall not be part of the Originator's or the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Loan Assets or Trust Assets respectively and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

         If any such transfer of the Loan Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that the transfer of the Loan Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) all or a portion of the Loan Assets pledged to Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by this Agreement.

         SECTION 2.02 CONDITIONS TO TRANSFER OF TRUST ASSETS TO TRUST.

         On or before the Closing Date, the Originator or the Trust Depositor, as applicable, shall deliver or cause to be delivered to the Owner Trustee and Indenture Trustee each of the documents, certificates and other items as follows:

                  (i) A certificate of an officer of the Originator substantially in the form of Exhibit C hereto;

                  (ii) Opinions of counsel for the Originator and the Trust Depositor substantially in the form of Exhibits D and E hereto (and including as an addressee thereof each Rating Agency);

                  (iii) Copies of resolutions of the Board of Directors of the Originator or of the Executive Committee of the Board of Directors of the Originator approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator;

                  (iv) Officially certified recent evidence of due incorporation and good standing of the Originator under the laws of the state of Delaware;

                  (v) The initial List of Loans, certified by the manager of the Trust Depositor, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments as required under Section 2.06 below);

                  (vi) A certificate of an officer of the Trust Depositor substantially in the form of Exhibit B hereto;

                  (vii) A letter from Ernst & Young, or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Loans and performed specific procedures for such sample with respect to certain loan terms and that identifies those Initial Loans that do not conform;

                  (viii) Copies of resolutions of the Board of Directors of the Servicer or of the Executive Committee of the Board of Directors of the Servicer and copies of resolutions of the members of the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Servicer and the Trust Depositor;

                  (ix) Officially certified, recent evidence of due organization and good standing of the Trust Depositor under the laws of Delaware;

                  (x) Evidence of proper filing with appropriate offices in the UCC Filing Locations in the states of Delaware and Maryland of UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Loan Assets as collateral; and evidence of proper filing with appropriate officer in the UCC Filing Locations in the states of Delaware and Maryland of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party (and the Indenture Trustee as assignee) and identifying the Trust Assets as collateral; and evidence of proper filing with appropriate officers in the UCC Filing Locations in the states of Delaware, Maryland and Minnesota of UCC financing statements executed by the Trust and naming the Indenture Trustee as secured party and identifying the Indenture Collateral, as collateral;

                  (xi) An Officer's Certificate listing the Servicer's Servicing Officers;

                  (xii) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Loans after the Initial Cutoff Date to the date two days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

                  (xiii) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Trust;

                  (xiv) A fully executed Trust Agreement;

                  (xv) A fully executed Administration Agreement;

                  (xvi) A fully executed Indenture;

                  (xvii) A fully executed ACAS Transfer Agreement;

                  (xviii) An opinion of Arnold & Porter to the effect that for federal income tax purposes, the Class A Notes and Class B Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation; and

                  (xix) An opinion of Arnold & Porter to the effect that for Maryland tax purposes, the Trust will not be subject to the Maryland Corporation Income Tax or the Maryland Corporation Business Tax.

         SECTION 2.03 ACCEPTANCE BY OWNER TRUSTEE.

         On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Trust shall issue to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Trust and the Trust shall issue, and the Indenture Trustee shall authenticate, to, or upon the order of, the Trust Depositor the Notes secured by the Indenture Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Trust, of the Trust Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the trust herein and therein set forth.

         SECTION 2.04 CONVEYANCE OF SUBSTITUTE LOANS.

         (a) Subject to Sections 2.01(d) and (e) above and the satisfaction of the conditions set forth in paragraph (c) below, at the option of the Trust Depositor, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J hereto), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through payment by exchange of one or more related Loans released by the Trust to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Originator in and to (the property in clauses (i)-(vi) below, upon such transfer, becoming part of the "LOAN ASSETS"):

                           (i) the Substitute Loans identified in the related
                  Addition Notice, and all monies received in payment of such Substitute Loans on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any Prepayment Premiums, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Collateral related to such Loans (to the
                  extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a lien thereon), including the security interest of the Trust Depositor in such Collateral and all proceeds from any sale or other disposition of such Collateral (but subject to the exclusion and release herein of Excluded Amounts);

                           (iii) the Loan Files;

                           (iv) all payments made or to be made in the future
                  with respect to such Loans or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Loans;

                           (v) all Insurance Proceeds with respect to each such
                  Loan; and

                           (vi) all income from and proceeds of the foregoing.

         (b) Subject to Sections 2.01(d) and (e) above and the conditions set forth in paragraph (c) below, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Substitute Loans purchased pursuant to Section 2.04(a) above, and (ii) all other rights and property interests consisting of Loan Assets related to such Substitute Loans (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the "TRUST ASSETS").

         (c) The Originator shall transfer to the Trust Depositor and the Trust Depositor shall transfer to the Trust the Substitute Loans and the other property and rights related thereto described in paragraphs (a), in the case of the Originator, or (b), in the case of the Trust Depositor, above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor and of the Originator, that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

                           (i) the Trust Depositor shall have provided the Owner
                  Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof contained herein, which Notice shall in any event be no later than five days prior to the date of addition;

                           (ii) there shall have occurred, with respect to each
                  such Substitute Loan, a corresponding Substitution Event with respect to one or more Loans then in the Loan Pool;

                           (iii) the Substitute Loan(s) being conveyed to the
                  Trust, satisfy the Substitute Loan Qualification Conditions;

                           (iv) the Originator shall have delivered to the Trust
                  Depositor a duly executed written assignment in substantially the form of Exhibit J hereto (the "SUBSEQUENT PURCHASE AGREEMENT"), which shall include a Subsequent List of Loans listing the Substitute Loans;

                           (v) the Trust Depositor shall have delivered to the
                  Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of
                  Exhibit I hereto (the "SUBSEQUENT TRANSFER AGREEMENT"), which shall include a Subsequent List of Loans listing the Substitute Loans;

                           (vi) the Trust Depositor shall have deposited or
                  caused to be deposited in the Collection Account all Collections received with respect to the Substitute Loans on or after the related Subsequent Cutoff Date;

                           (vii) as of each Subsequent Transfer Date, neither
                  the Originator nor the Trust Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                           (viii) no selection procedures believed by the
                  Originator or the Trust Depositor to be adverse to the interests of the Noteholders or Certificateholder shall have been utilized in selecting the Substitute Loans;

                           (ix) each of the representations and warranties made
                  by the Originator
                  pursuant to Sections 3.02, 3.03(b)(i), (ii) and (iv), 3.04, and 3.05 applicable to the Substitute Loans shall be true and correct as of the related Subsequent Transfer Date; PROVIDED, HOWEVER, that, (a) with respect to the representation and warranty made by the Originator in Section 3.05(a), such representation and warranty shall only apply to a Loan that is being substituted for a Loan that is not an Eligible Loan and
                  (b) with respect to the representations and warranties made by the Originator in Sections 3.03(b)(iv) and 3.05 shall be determined as if such Substitute Loan were included in the Loan Pool as of the Initial Cutoff Date;

                           (x) the Originator shall, at its own expense, on or
                  prior to the Subsequent Transfer Date, indicate in its Computer Records that ownership of the Substitute Loans identified on the Subsequent List of Loans in the Subsequent Transfer Agreement has been sold to the Trust through the Trust Depositor pursuant to this Agreement;

                           (xi) prior to such substitution the Originator has
                  received written confirmation from the Rating Agencies (which shall respond to the Originator within five (5) Business Days after receiving written notice from the Originator of its intention to substitute a Loan) that the proposed substitution will not result in a reduction or withdrawal of the rating on the Notes; provided, however, that any failure by each of the Rating Agencies to respond to the Originator shall be deemed to be a non-approval by the Rating Agencies; and

                           (xii) the Substitute Loan has a grade of at least
                  equal to the grade that the Loan that is being replaced had as of the date of its conveyance to the Trust.

         SECTION 2.05 RELEASE OF RELEASED AMOUNTS.

         (a) The Indenture Trustee hereby agrees to release to the Trust from the Trust Assets, and the Trust hereby agrees to release to the Trust Depositor, an amount equal to the Released Amounts immediately upon identification thereof and upon receipt of an Officer's Certificate of the Servicer, which release shall be automatic and shall require no further act by the Indenture Trustee or the Trust, PROVIDED that the Indenture Trustee or Owner Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release, as may reasonably be requested by the Trust Depositor in writing. Upon such release, such Released Amounts shall not constitute and shall not be included in the Trust Assets.

         (b) Immediately upon the release to the Trust Depositor by the Indenture Trustee of the Released Amounts, the Trust Depositor hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, PROVIDED that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Originator.

         SECTION 2.06      DELIVERY OF INSTRUMENTS.

         The Originator and the Trust Depositor shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of "chattel paper" (within the meaning of such Article 9) that evidence any Loan, including all Underlying Notes and the Loan Files to the Owner Trustee on behalf of the Trust on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date), in each case endorsed in blank without recourse. Pursuant to Section 3.05 of the Indenture, the Trust is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture. Accordingly, the Trust hereby authorizes and directs the Originator and the Trust Depositor to deliver possession of all such instruments and the Loan Files to the Indenture Trustee on behalf of and for the account of the Trust, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 2.06. The Originator and the Trust Depositor shall also identify on the List of Loans (including any deemed amendment thereof associated with any Substitute Loans), whether by attached schedule or marking or other effective identifying designation, all Loans that are or are evidenced by such instruments.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Originator makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties, on which the Trust Depositor will rely in conveying the Loan Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Noteholders and Certificateholder will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Originator for the benefit of the Trust.

         Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Loan Assets to the Trust. The repurchase obligation or substitution obligation of the Originator set forth in Section 11.01 constitutes the sole remedy available for a breach of a representation or warranty of the Originator set forth in Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Originator shall not be deemed to be remaking any of the representations set forth in Section 3.03 on a Subsequent Transfer Date with respect to the Substitute Loans, as such representations relate solely to the composition of the Initial Loans conveyed on the Closing Date.

         SECTION 3.01 REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATOR.

         By its execution of this Agreement and each Subsequent Purchase Agreement, the Originator represents and warrants that:

         (a) ORGANIZATION AND GOOD STANDING. The Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power to own or lease its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Originator or Trust Depositor. The Originator is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, and (if the Originator is to be the Servicer) service the Loans in accordance with the terms of this Agreement.

         (b) AUTHORIZATION; BINDING OBLIGATION. The Originator has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Originator is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Originator is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party. This Agreement and the other Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) NO CONSENT REQUIRED. The Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Originator is a party.

         (d) NO VIOLATIONS. The Originator's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Originator, or constitute (with or without notice or lapse of time or both) a material breach of any mortgage, indenture, contract or other agreement to which the Originator is a party or by which the Originator or any of the Originator's properties may be bound.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or, to the knowledge of the Originator, threatened, against the Originator or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the Originator is a party that, if adversely determined, would in the reasonable opinion of the Originator be expected to have a material adverse effect on the business, properties, assets or condition (financial or other) of the Originator or the transactions contemplated by this Agreement or any other Transaction Document to which the Originator is a party.

         (f) PLACE OF BUSINESS; NO CHANGES; NO TRADE NAMES. The Originator's chief executive office (within the meaning of Article 9 of the UCC) is as set forth in
Section 13.04 below. The Originator has not changed its name as set forth herein, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its chief executive office, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of the Originator is as set forth in this Agreement and, within the five years preceding the Closing Date, the Originator has not used, and currently does not use, any trade names, fictitious names, assumed names, or "doing business as" names.

         (g) NO BULK SALES. The execution, delivery and performance of this Agreement by the Originator does not require compliance with any "bulk sales" laws by the Originator.

         (h) SOLVENCY. The Originator on each date of and, after giving effect to the transfer of the Loans and any Substitute Loans, as the case may be, to the Trust Depositor pursuant to the transfer agreement, dated as of the date hereof, between the Originator and the Trust Depositor, is Solvent.

         (i) USE OF PROCEEDS. No proceeds of the sale of any Initial Loan or Substitute Loan hereunder received by the Originator will be used by the Originator to purchase or carry any "margin stock" as such term is defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         (j) NOT AN INVESTMENT COMPANY. The Originator is exempt from registration as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (k) TAXES. To the best of the Originator's knowledge, (i) the Originator has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Originator or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.

         (l) SALE TREATMENT. The Originator has treated the transfer of Loan Assets to the Trust Depositor for all purposes (other than sale treatment for financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

         (m) MARKING OF FILES. The Originator will have, at its own expense, prior to the close of business on the Closing Date, (i) indicated in its Computer Records that ownership of the Loans transferred by it to the Trust Depositor and identified on the List of Loans have been sold to the Trust Depositor and (ii) cause to be affixed to the original of each promissory note and the copy of each Loan Agreement the following legend:

             This Loan Agreement/Note is subject to a security interest granted to the ACAS Business Loan Trust 2000-1. UCC-1 Financing Statements covering this

             Loan/Note have been filed with the Secretary of State of the States of Maryland, Delaware and Minnesota. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Loan Agreement/Note must refer to such filings to determine whether such lien has been released.

         (n) SECURITY INTEREST. The Originator has granted a security interest (as defined in the UCC) to the Trust Depositor in the Loan Assets that is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Trust Depositor as secured party and the Originator as debtor and the delivery of the Underlying Notes to the Trust Depositor or its agent, the Trust Depositor shall have a first priority perfected security interest in the Loan Assets (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trust Depositor in the Loan Assets have been made.

         (o) SECURITY INTEREST IN COLLATERAL. The Collateral securing the Loans is located in the states listed on Schedule 1 to this Agreement. The Trust Depositor has a perfected security interest in the Originator's interest in the Collateral (to the extent that the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a lien thereon) and, upon the sale, transfer and assignment of the Loan Assets hereunder, the Trust will have a perfected security interest in such interest in the Collateral.

         (p) MORTGAGES. If a Loan is secured by real property and the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, is the mortgagee, the mortgage has been assigned by the Originator to the Trust Depositor and by the Trust Depositor to the Trust and the assignment of the mortgage has been delivered to the Custodian.

         (q) SELECTION PROCEDURES. No selection procedures determined by the Originator to be materially adverse to the interests of the Trust Depositor were utilized by the Originator in selecting the Loans to be sold, assigned, transferred, set-over and otherwise conveyed hereunder.

         SECTION 3.02 REPRESENTATIONS AND WARRANTIES REGARDING EACH LOAN AND AS
                      TO CERTAIN LOANS IN THE AGGREGATE.

         The Originator represents and warrants (x) with respect to subsections
(a)-(b) below, as to each Loan as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Loan, and (y) with respect to subsections
(c)-(d) below, as to the Loan Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Substitute Loans (after giving effect to the addition of such Substitute Loans to the Loan Pool), that:

         (a) LIST OF LOANS. The information set forth in the List of Loans (as the same may be amended or deemed amended in respect of a conveyance of Substitute Loans on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

         (b) ELIGIBLE LOAN. Such Loan satisfies the criteria for the definition of Eligible Loan set forth in this Agreement as of the date of its conveyance hereunder.

         (c) NO FRAUD. Each Loan was originated without any fraud or material misrepresentation by the Originator or, to the best of the Originator's knowledge, on the part of the Obligor.

         (d) LOANS SECURED BY REAL PROPERTY. Less than 40% of the Aggregate Outstanding Loan Balance of the Loan Pool consists of Loans principally secured by real property.

         SECTION 3.03 REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL LOANS
                      IN THE AGGREGATE.

         The Originator represents and warrants, as of the Closing Date, that:

         (a) AMOUNTS. The Aggregate Outstanding Loan Balance of the Loans as of the Initial Cutoff Date equals the sum of the principal balance of the Class A Notes, the Class B Notes, the Class C Notes and the Certificate on the Closing Date.

         (b) CHARACTERISTICS. The Initial Loans have the following additional characteristics: (i) no Loan has a remaining maturity of more than 105 months;
(ii) the final scheduled Payment Date on the Loan with the latest maturity is not later than June 30, 2009; (iii) no Loan was originated after the Initial Cutoff Date; (iv) not more than 24.8% of the Initial Loans (as measured by the Aggregate Outstanding Loan Balance) provide for Scheduled Payments due on a basis other than monthly.

         SECTION 3.04 REPRESENTATIONS AND WARRANTIES REGARDING THE LOAN FILES.

         The Originator represents and warrants as of the Closing Date with respect to the Initial Loans (or as of the Subsequent Transfer Date, with respect to Substitute Loans), that (i) immediately prior to such date (as applicable), a collateral custodian under the CP Transaction had possession of each original Underlying Note and a copy of the Loan and the related complete Loan File, and there were no other custodial agreements relating to the same in effect except for a custodial agreement between ACAS and ACS Funding Trust I;
(ii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iii) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared; and (iv) the complete Loan File for each Loan is in the possession of the Custodian.

         SECTION 3.05 REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF
                      INITIAL LOANS.

         The Originator represents and warrants as of the Closing Date, as to the composition of the Initial Loans in the Loan Pool as of the Initial Cutoff Date, that:

                  (a) the sum of the Outstanding Loan Balances of Obligors that are in the same industry (by SIC code) shall not exceed 5%;

                  (b) the sum of the Outstanding Loan Balances of the ten largest Obligors shall not exceed 39.4%; and

                  (c) the sum of the Outstanding Loan Balances of Obligors that have their principal executive offices in the same State of the United States shall not exceed 16%.

                  SECTION 3.06 REPRESENTATIONS AND WARRANTIES REGARDING THE
                               TRUST DEPOSITOR.

                  By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trust, the Indenture Trustee, the Noteholders and the Certificateholder that:

         (a) CONFIRMATION OF THE ORIGINATOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 3.01, Section 3.02,
Section 3.03, Section 3.04 and Section 3.05 of this Agreement and in the ACAS Transfer Agreement are true and correct.

         (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

         (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets from the Trust Depositor to the Trust, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

         (d) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) that, if adversely determined, would in the reasonable judgment of the Trust Depositor be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

         (g) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

         (h) SOLVENCY. The Trust Depositor, at the time of and after giving effect to each conveyance of Trust Assets hereunder, is Solvent on and as of the date thereof.

         (i) TAXES. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (j) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section
13.04 below. The Trust Depositor has not changed its name, whether by amendment of its certificate of organization, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

         (k) NOT AN INVESTMENT COMPANY. The Trust Depositor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Trust Depositor is exempt from all provisions of such act).

         (l) SALE TREATMENT. The Trust Depositor has treated the transfer of Loan Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

         (m) SECURITY INTEREST. The Trust Depositor has granted a security interest (as defined in the UCC) to the Trust in the Loan Assets that is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Trust as secured party and the Trust Depositor as debtor and the delivery of the Underlying Note related to the Loan Assets duly endorsed to the Indenture Trustee, the Indenture Trustee shall have a first priority perfected security interest in the Loan Assets (except for Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of both the Indenture Trustee and the Trust in the Loan Assets have been made. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Loans, and as of the applicable Subsequent Transfer Date in the case of the Substitute Loans, but shall survive the sale, transfer and assignment of the Loans to the Trust.

         (n) NO LIENS. The Trust Depositor owns each Loan Asset to be sold by it hereunder free and clear of any Liens except as provided herein, and upon the sale, transfer or assignment hereunder, the Trust shall (i) become the owner of each Loan Asset then existing or thereafter arising, free and clear of any Lien except as provided herein or (ii) acquire a first priority perfected security interest in such Loan Asset. No effective financing statement or other instrument similar in effect covering any Loan Asset or the Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Trust relating to this Agreement or otherwise as provided under this Agreement.

         (o) VALUE GIVEN. The cash payments received by the Trust Depositor in respect of the purchase price of each Loan sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Trust of such Loan under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

         SECTION 3.07 REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER.

         The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder that:

         (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Loans in accordance with the terms hereof.

         (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

         (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

         (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any Requirements of Law applicable to the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

         (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party that, if adversely determined, would in the reasonable judgment of the Servicer be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

         (f) REPORTS. All reports, certificates and other written information furnished by the Servicer with respect to the Loans are correct in all material respects.

                                   ARTICLE IV
                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

         SECTION 4.01 CUSTODY OF LOANS.

         The contents of each Loan File shall be held in the custody of the Custodian under the Custodian Agreement for the benefit of, and as agent for, the Indenture Trustee.

         SECTION 4.02 FILING.

         On or prior to the Closing Date, the Originator, Trust Depositor and Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(x) hereof to be filed, and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee (acting at the direction of the Required Holders) may reasonably request to perfect and protect the Trust's first priority perfected security interest in the Trust Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         SECTION 4.03 NAME CHANGE OR RELOCATION.

         (a) During the term of this Agreement, none of the Originator, the Servicer, the Trust Depositor or the Trust shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

         (b) If any change in either the Servicer's, the Originator's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Loan Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer and/or the Originator, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Assets and the proceeds thereof. In addition, neither the Originator, the Servicer nor the Trust Depositor shall change the place of its chief executive office (within the meaning of Article 9 of the UCC) unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Assets. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel reasonably acceptable to the Owner Trustee and the Indenture Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Owner Trustee in the Trust Assets have been filed, and reciting the details of such filing.

         SECTION 4.04 CHIEF EXECUTIVE OFFICE.

         During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Originator will maintain its chief executive office in one of the States of the United States.

         SECTION 4.05 COSTS AND EXPENSES.

         The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Loan Assets (including, without limitation, the security interest in the Collateral related thereto and the security interests provided for in the Indenture).

         SECTION 4.06 SALE TREATMENT.

         The Trust Depositor shall treat the transfer of Trust Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding the preceding sentence, for federal income tax purposes the transfer of Trust Assets by the Trust Depositor hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii).

         SECTION 4.07 SEPARATENESS FROM TRUST DEPOSITOR.

         The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Chapman and Cutler (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                    ARTICLE V
                               SERVICING OF LOANS

         SECTION 5.01 APPOINTMENT AND ACCEPTANCE; RESPONSIBILITY FOR LOAN
                      ADMINISTRATION.

         ACAS is hereby appointed as Servicer (as contemplated in Article IV hereof) pursuant to this Agreement. ACAS accepts the appointment and agrees to act as the Servicer pursuant to this Agreement.

         The Servicer will have the sole obligation to manage, administer, service and make collections on the Loans and perform or cause to be performed all contractual and customary undertakings of the holder of the Loans to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Servicer Transfer may be effected under Article VIII.

         SECTION 5.02 GENERAL DUTIES.

         The Servicer will service, administer and enforce the Loans in the Loan Pool on behalf of the Trust and will have full power and authority to do any and all things in connection with such servicing and administration which it deems necessary or desirable and as shall not contravene the provisions of this Agreement. The Servicer will manage, service, administer, and make collections on the Loans in the Loan Pool with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable loans that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors regarding the Loans in the Loan Pool, investigating delinquencies, accounting for collections, furnishing monthly and annual statements with respect to collections and payments in accordance with Article IX hereof and with its customary standards, policies and procedures, and using its best efforts to maintain the perfected first priority security interest of the Indenture Trustee in the Trust Assets. The Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone (and consistent with its customary standards, policies and procedures, in its own name), to do any and all things in connection with such managing, servicing, administration, and collection, including, without limitation, litigation that it deems necessary or desirable.

         If the Servicer commences a legal proceeding to enforce a Defaulted Loan pursuant to Section 5.15 or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Loan in the Loan Pool, the Trust will be deemed to have automatically assigned such Loan to the Servicer immediately prior to commencement of any such legal proceeding, for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust, pursuant to this Section 5.02, to execute and deliver, on behalf of itself and the Trust, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, then the Owner Trustee will, at the Servicer's expense and direction, take steps on behalf of the Trust to enforce the Loan, including bringing suit in the Trust's name.

         SECTION 5.03 [RESERVED]

         SECTION 5.04 DISPOSITION UPON TERMINATION OF LOAN.

         Upon the termination of a Loan included in the Loan Pool as a result of a default by the Obligor thereunder, and upon any such Loan becoming a Defaulted Loan, the Servicer will use commercially reasonable efforts to dispose of any related Collateral for a purchase price equal to the fair market value thereof as reasonably determined by the Servicer.

         SECTION 5.05 SUBSERVICERS.

         The Servicer may enter into servicing agreements with one or more subservicers (including any Affiliate of the Servicer) to perform all or a portion of the servicing functions on behalf of the Servicer; PROVIDED that the Servicer shall remain obligated and be liable to the Trust for servicing and administering the Loans in the Loan Pool in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of such subservicer, to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Loans. The fees and expenses of the subservicer (if any) will be as agreed between the Servicer and its subservicer and neither the Owner Trustee, the Trust, the Indenture Trustee nor the Holders will have any responsibility therefor. All actions of a subservicer taken pursuant to such a subservicer agreement will be taken as an agent of the Servicer with the same force and effect as though performed by the Servicer.

         SECTION 5.06 FURTHER ASSURANCE.

         The Owner Trustee and the Indenture Trustee will, at the written request of the Servicer, furnish the Servicer, and the Servicer will furnish any subservicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer or a subservicer, as applicable, to carry out its servicing and administrative duties under this Agreement, the forms of which documents shall be prepared by the Servicer and submitted for execution to the Owner Trustee or the Indenture Trustee, as the case may be. The Servicer shall not, nor shall the Servicer permit any sub-servicer to, initiate any action in the Indenture Trustee's name if such action were to require the Indenture Trustee to become registered to do business in any state in which it was not already registered and without both obtaining the Indenture Trustee's written consent and indicating the Servicer's or such sub-servicer's representative capacity.

         SECTION 5.07 NOTICE TO OBLIGORS.

         The Servicer will not be required to notify any Obligor that such Obligor's Loan, or any security interest in such Loan or related Collateral, has been sold, transferred, assigned, or conveyed pursuant to this Agreement; PROVIDED that, in the event that the Servicer resigns or is replaced, then if the place for payment pursuant to any Loan is changed, the Successor Servicer must give each related Obligor prompt written notice of the appointment of the Successor Servicer and the place to which such Obligor should make payments pursuant to each such Loan.

         SECTION 5.08 COLLECTION EFFORTS; MODIFICATION OF LOANS.

         (a) The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Loans in the Loan Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable loans that it services for itself or others.

         (b) The Servicer may, subject to Sections 5.09 and 5.10, at the request of an Obligor and at the Servicer's option, waive, modify or otherwise vary any other provision of a Loan in accordance with its customary and usual credit and collection practices; PROVIDED, that no such waiver, modification or variance shall be used to circumvent the Required Reserve Amount and shall (except as provided in Sections 5.09, 5.10 and 5.15), have a material adverse effect on the Noteholders.

         SECTION 5.09 PREPAID LOAN.

         The Servicer may, at its option and in accordance with its customary and usual credit and collection practices, agree to permit a Loan in the Loan Pool that is not otherwise contractually prepayable by its terms to (a) prepay in part or (b) become a Prepaid Loan; PROVIDED that if the Originator is acting as the Servicer hereunder, the Servicer will not permit the early termination or full prepayment of such a Loan unless (i) such early termination or full prepayment would not result in the Trust receiving an amount (the "PREPAYMENT AMOUNT") less than the sum of (A) the Outstanding Loan Balance on the date of such prepayment plus any accrued and unpaid interest payments thereon and (B) any Unreimbursed Servicer Advances thereon (unless effectively waived and released by the Servicer) or (ii) if such early termination or full prepayment would result in the Trust receiving a Prepayment Amount less than the amount set forth in clause (i), the Originator shall have agreed to pay the Trust the difference between the Prepayment Amount actually paid and the amount set forth in clause (i) (such payment by the Originator also to be considered a "PREPAYMENT AMOUNT").

         SECTION 5.10 ACCELERATION.

         The Servicer, at its option and consistent with its customary and usual credit and collection practices, may accelerate (or elect not to accelerate) the maturity of all or any Scheduled Payments under any Loan in the Loan Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period); PROVIDED that the Servicer shall either accelerate the Scheduled Payments due under any Loan in the Loan Pool (or take other action in accordance with the Originator's past practice, including foreclosing on the related Collateral, to realize upon the value of such Loan and the related Collateral) to the fullest extent permitted by the terms of such Loan, promptly after such Loan becomes a Defaulted Loan.

         SECTION 5.11 TAXES.

         To the extent provided for in any Loan in the Loan Pool, the Servicer will make reasonable efforts to collect (or cause to be collected) all payments with respect to amounts due for taxes and assessments relating to such Loans and remit such amounts to the appropriate Governmental Authority on or prior to the date such payments are due.

         SECTION 5.12 INSURANCE PREMIUMS.

         To the extent provided for in any Loan in the Loan Pool, the Servicer will make reasonable efforts to collect (or cause to be collected) all payments with respect to amounts due for insurance premiums relating to such Loans or the Collateral and remit such amounts to the appropriate insurer on or prior to the date such payments are due.

         SECTION 5.13 REMITTANCES.

         The Servicer will service all Collections in accordance with Section
7.01 hereof.

         SECTION 5.14 SERVICER ADVANCES.

         For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Loan in the Loan Pool during such Collection Period was not received prior to the end of such Collection Period, the Servicer has the right to elect, but is not obligated, to make a Servicer Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) if the Servicer reasonably believes that the advance will be reimbursed by the related Obligor. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the related Transfer Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Servicer Advances pursuant to Sections 7.05(a) and 7.05(b).

         SECTION 5.15 REALIZATION UPON DEFAULTED LOAN.

         The Servicer will use its reasonable best efforts consistent with its customary and usual credit and collection practices and procedures in its servicing of loans to repossess or otherwise comparably convert the ownership of any Collateral relating to a Defaulted Loan and will retain a sales agent to sell such Collateral consistent with its current practices. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of loans and other actions by the Servicer in order to realize upon such Collateral, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and foreclosing upon and selling such Collateral at public or private sale in circumstances. Without limiting the generality of the foregoing, the Servicer may sell any such Collateral to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof. The Servicer will remit to the Collection Account the Liquidation Proceeds received in connection with the sale or disposition of Collateral relating to a Defaulted Loan in accordance with Section 7.01.

         SECTION 5.16 MAINTENANCE OF INSURANCE POLICIES.

         The Servicer will use its reasonable best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Collateral in an amount at least equal to the original Outstanding Loan Balance of the related Loan in the Loan Pool; PROVIDED that the Servicer, in accordance with its customary servicing procedures, may allow Obligors to self-insure.

         Additionally, the Servicer will require that each Obligor maintain property damage insurance and during the term of each Loan in the Loan Pool in amounts and against risks customarily insured against. If an Obligor fails to maintain property damage insurance, the Servicer may, but is under no obligation to, purchase and maintain such insurance on behalf of, and at the expense of, the Obligor in accordance with the Servicer's customary practices and policies. In connection with its activities as Servicer of the Loans, the Servicer agrees to present, on behalf of itself, the Trust, the Indenture Trustee and the Holders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Loan and the Servicer's customary practice and policies.

         SECTION 5.17 OTHER SERVICER COVENANTS.

         The Servicer hereby covenants that:

                  (a) LOAN FILES. The Servicer will, at its own cost and expense, maintain all Loan Files in its possession in accordance with its customary procedures. Without limiting the generality of the preceding sentence, the Servicer will not dispose of any documents constituting the Loan Files in any manner that is inconsistent with the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any Loan except as contemplated by this Agreement.

                  (b) COMPLIANCE WITH LAW. The Servicer will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer or the Loans in the Loan Pool; PROVIDED that the Servicer may contest any such law or regulation in any reasonable manner that will not materially and adversely affect the value of (or the rights of the Trust on behalf of the Holders or the Indenture Trustee on behalf of the Noteholders, with respect to) the Trust Assets.

                  (c) OBLIGATIONS WITH RESPECT TO LOANS; MODIFICATIONS. The Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the Trust Depositor to be fulfilled or complied with under or in connection with each Loan in the Loan Pool and will do nothing to impair the rights of the Indenture Trustee and the Holders in, to and under the Trust Assets. The Servicer will perform such obligations under the Loans in the Loan Pool and will not change or modify the Loans, except as otherwise permitted hereby.

                  (d) NO BANKRUPTCY PETITION. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, the Servicer will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.17(d) will survive the termination of this Agreement.

                  (e) LOCATION OF LOAN FILES. The Loan Files shall remain at all times in the possession of the Custodian unless the Servicer requests that a Loan File be delivered to it in order to enforce the rights of the Trust thereunder or for other purposes related to the servicing of the Loans, to the extent provided in the Custodian Agreement.

                  (f) REGULATORY FILINGS. The Servicer, on behalf of the Trust Depositor, shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority as may be necessary or that the Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

                  (g) MODIFICATION OF CREDIT AND COLLECTION POLICY. The Servicer shall not amend or modify its Credit and Collection Policy in a manner that would have a material adverse effect on the Noteholders.

         SECTION 5.18 SERVICING COMPENSATION.

         As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in Section 5.19, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Collection Period (or portion thereof) prior to the termination of the Trust (with respect to each Collection Period, the "SERVICING FEE") equal to one-twelfth of the product of (A) the Servicing Fee Percentage and (B) the Aggregate Outstanding Loan Balance of the Loans as of the first day of such Collection Period. The Servicing Fee is payable out of Interest Collections.

         SECTION 5.19 PAYMENT OF CERTAIN EXPENSES BY SERVICER.

         The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, the Owner Trustee (including with respect to an administrator acting on behalf of the Owner Trustee and the Trust), the Indenture Trustee, taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Trust or the Trust Depositor. The Servicer will be required to pay all reasonable fees and expenses (including, without limitation, legal fees and expenses) owing to the Owner Trustee or the Indenture Trustee in connection with the maintenance of the Trust Accounts. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee, and the reimbursement for Liquidation Expenses, to the extent funds are available therefor as provided in the definition of Liquidation Expenses.

         SECTION 5.20 RECORDS.

         The Servicer shall, during the period it is Servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Loan.

         SECTION 5.21 INSPECTION.

         (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Loans and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents, and allow copies of the same to be made. The examination referred to in this

Section will be conducted in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Loan and review the Computer Records and other records relating thereto for conformity to Monthly Reports prepared pursuant to Article IX and compliance with the standards represented to exist as to each Loan in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Loans at its principal executive office for inspection by Securityholders.

         (c) The Servicer shall, if given reasonable notice by the Indenture Trustee after the end of any Collection Period, provide the Indenture Trustee with a copy of the Computer Record.

         SECTION 5.22 THE BACKUP SERVICER.

         (a) The Trust, the Indenture Trustee and the Trust Depositor hereby appoint Wells Fargo Bank Minnesota, National Association to act as Backup Servicer in accordance with the terms of this Agreement. Wells Fargo Bank Minnesota, National Association hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

         (b) The Backup Servicer shall perform the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and in an agreed upon electronic format.

                  (ii) Not later than 12:00 noon New York time two (2) Business Days prior to each Determination Date, the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape in an agreed upon electronic format (the "TAPE") from the Servicer, which shall include but not be limited to the following information: (x) for each Loan, the name and number of the related Obligor, the collection status, the Loan status, the date of each Scheduled Payment and the Outstanding Loan Balance and (y) the Aggregate Outstanding Loan Balance.

                  (iii) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Aggregate Outstanding Loan Balance, (B) the Backup Servicing Fee, (C) the Loans that are 30 or more days Delinquent (other than Defaulted Loans), (D) the Defaulted Loans, (E) the Portfolio Yield, (F) the Default Ratio for the current Collection Period and the two immediately preceding Collection Periods. The Backup Servicer shall notify the Indenture Trustee, the Placement Agent and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

                  (iv) If the Servicer disagrees with the report provided under paragraph (iii) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Indenture Trustee and the Placement Agent of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (iii) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Servicer, Indenture Trustee and the Placement Agent of the continued existence of such discrepancy. Following receipt of such notice by the Indenture Trustee and the Placement Agent, the Servicer shall deliver to the Indenture Trustee and the Placement Agent, and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

         With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

         (c) After the receipt of an effective termination notice by the Servicer and the Backup Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Loans or otherwise shall pass to and be vested in the Backup Servicer and the Backup Servicer shall be deemed the Successor Servicer, subject to and in accordance with the provisions of SECTION 8.03, as long as the Backup Servicer is not prohibited by an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel.

         (d) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         (e) As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee from the Servicer. The Backup Servicer's entitlement to receive the Backup Servicing Fee (other than due and unpaid Backup Servicer Fees owed through such date) shall cease on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer, or (iii) the termination of this Agreement.

         (f) The Backup Servicer may be removed with or without cause by the Required Holders by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by Required Holders.

         (g) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

         (h) LIMITATION ON LIABILITY. The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the parties hereto each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Loan under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or (v) the acts or omissions of any successor Backup Servicer.

         SECTION 5.23 REPRESENTATIONS AND WARRANTIES OF THE BACKUP SERVICER.

         The Backup Servicer hereby represents and warrants as follows:

         (a) It is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) The Backup Servicer is duly qualified to do business as a national banking association and is in good standing, and have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a material adverse effect on the interests of the Noteholders.

         (c) It has the power and authority to execute and deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

         (d) The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association or any Contractual Obligation by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligation (other than the Agreement), or (iii) violate any applicable law.

         (e) No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, the "CONSENTS") of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

         (f) This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

         (g) There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) have a material adverse effect on the interests of the Noteholders.

         SECTION 5.24 COVENANTS OF THE BACKUP SERVICER.

         The Backup Servicer hereby covenants that:

         (a) The Backup Servicer will comply in all material respects with all applicable laws.

         (b) The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the federal laws of the United States.

                                   ARTICLE VI
                        COVENANTS OF THE TRUST DEPOSITOR

         SECTION 6.01 LEGAL EXISTENCE.

         During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

         SECTION 6.02 LOANS NOT TO BE EVIDENCED BY PROMISSORY NOTES.

         The Trust Depositor will take no action to cause any Loan not originally evidenced by an Underlying Note, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Loan.

         SECTION 6.03 SECURITY INTERESTS.

         The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan in the Loan Pool or related Collateral, whether now existing or hereafter transferred to the Trust, or any interest therein. The Trust Depositor will immediately notify the Owner Trustee and the Indenture Trustee of the existence of any Lien on any Loan in the Loan Pool or related Collateral; and the Trust Depositor shall defend the right, title and interest of the Trust in, to and under the Loans in the Loan Pool and the related Collateral, against all claims of third parties; PROVIDED, HOWEVER, that nothing in this Section 6.03 shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Loans in the Loan Pool or any related Collateral.

         SECTION 6.04 DELIVERY OF COLLECTIONS.

         The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by the Trust Depositor in respect of the Loans, for application in accordance with
Section 7.01 hereof.

         SECTION 6.05 REGULATORY FILINGS.

         The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or that the Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

         SECTION 6.06 COMPLIANCE WITH LAW.

         The Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to the Trust Depositor.

         SECTION 6.07 ACTIVITIES.

         The Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; PROVIDED, HOWEVER, that the Trust Depositor may purchase and sell (or grant Liens in respect of) assets similar to the Loan Assets to other Persons in securitization or other non-recourse financing transactions involving the Originator or any of its Affiliates on terms and conditions (with respect to liabilities and restrictions on its activities, as well as restrictions on its interactions with the Originator or its Affiliates, relevant to the "bankruptcy remoteness" or "substantive consolidation" analysis relating to the Trust Depositor) substantially similar to the terms and conditions applicable to the Trust Depositor under the Transaction Documents so long as the Securityholders are not materially adversely affected thereby and the Rating Agency Condition is satisfied.

         SECTION 6.08 INDEBTEDNESS.

         The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, (ii) liabilities incident to the maintenance of its corporate existence in good standing or (iii) liabilities necessarily incurred to facilitate securitizations referred to in the proviso in Section 6.07.

         SECTION 6.09 GUARANTEES.

         The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except in connection with the transactions described in
Section 6.07.

         SECTION 6.10 INVESTMENTS.

         The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Loans from the Originator,
(ii) for investments in Eligible Investments in accordance with the terms of this Agreement, (iii) as may be necessary to facilitate securitizations referred to in the proviso in Section 6.07 or (iv) for acquisition of the Class C Notes and the Certificate. Without limiting the generality of the foregoing, the Trust Depositor shall not: (i) provide credit to any Securityholder for the purpose of enabling such Securityholder to purchase any Securities or (ii) lend any money to the Trust.

         SECTION 6.11 MERGER; SALES.

         The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

         SECTION 6.12 DISTRIBUTIONS.

         The Trust Depositor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its member interests now or hereafter outstanding, except that so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may declare and pay distributions to its members.

         SECTION 6.13 OTHER AGREEMENTS.

         The Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to another securitization transaction permitted by Section 6.07; nor shall it amend or modify the provisions of its Certificate of Formation or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer except in accordance with the Transaction Documents.

         SECTION 6.14 SEPARATE LEGAL EXISTENCE.

         The Trust Depositor shall:

                  (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than authorized uses of the Trust Depositor.

                  (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees

                  (iii) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and




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         each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

                  (iv) To the extent that the Trust Depositor and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                  (v) Conduct its affairs strictly in accordance with its Certificate of Formation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special members' and managers' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                  (vi) Take or refrain from taking, as applicable, each of the activities specified in the "substantive consolidation" opinion of Chapman and Cutler, delivered on the Closing Date, upon which the conclusions expressed therein are based.

         SECTION 6.15 LOCATION; RECORDS.

         The Trust Depositor (y) shall not move outside the State of Maryland the location of its chief executive office, without 30 days' prior written notice to the Owner Trustee and the Indenture Trustee and (z) will promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Indenture Trustee in all Loans). The Trust Depositor will give the Owner Trustee and the Indenture Trustee prompt notice of a change within the State of Maryland of the location of its chief executive office.

         SECTION 6.16 LIABILITY OF TRUST DEPOSITOR; INDEMNITIES.

         The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Maryland personal property replacement privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date



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of, the sale of the Loans to the Trust or the issuance and original sale of the
Securities, or asserted with respect to ownership of the Loans, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

         The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Trust, the Owner Trustee, and the Indenture Trustee, their officers, directors, agents and employees, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture and any other document or transaction contemplated in connection herewith or therewith, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or gross negligence of the Owner Trustee, or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         The Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Trust Depositor were a general partner; PROVIDED, HOWEVER, that the Trust Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Certificate or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Trust Depositor under this paragraph shall be evidenced by the Certificate described in the Trust Agreement.

         The Trust Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee, their officers, directors, agents and employees, from and against any loss, liability or expense incurred by reason of the Trust Depositor's or Trust's violation of federal or state securities laws in connection with the offering and sale of the Notes.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest.



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         SECTION 6.17 BANKRUPTCY LIMITATIONS.

         The Trust Depositor shall not, without the affirmative vote of a majority of the members of the Trust Depositor (which must include the affirmative vote of at least two duly appointed Independent managers) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; PROVIDED, HOWEVER, that no manager may be required by any member of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

         SECTION 6.18 LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS.

         The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Indenture Trustee for any liability or expense incurred by reason of the Indenture Trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.19 CHIEF EXECUTIVE OFFICE.

         During the term of this Agreement, the Trust Depositor will maintain its chief executive office in one of the States of the United States.

                                   ARTICLE VII
             ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND

         SECTION 7.01 TRUST ACCOUNTS; COLLECTIONS.

         (a) On or before the Closing Date, the Trust Depositor shall establish the Collection Account (including two sub-accounts, the Interest Collection Account and the Principal Collection Account), the Note Distribution Account and the Reserve Fund, each with and in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder. The Servicer and Indenture Trustee are hereby required to ensure that each of the Trust Accounts is




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established and maintained as an Eligible Deposit Account with a Qualified
Institution. If any institution with which any of the accounts established pursuant to this Section 7.01(a) are established ceases to be a Qualified Institution, the Servicer, or if the Servicer fails to do so, the Indenture Trustee (as the case may be) shall within 10 Business Days establish a replacement account at a Qualified Institution after notice of such event. In no event shall the Indenture Trustee be responsible for monitoring whether such Eligible Institution shall remain a Qualified Institution.

         (b) The Servicer shall deposit or cause to be deposited, without deposit into any intervening account, into the Collection Account not later than two Business Days following actual receipt of such remittance by the Servicer, all Collections on deposit with the Servicer in the form of available funds, and all Collections otherwise received by the Servicer. Collections constituting Interest Collections shall be deposited in the Interest Collection Account, and Collections constituting Principal Collections shall be deposited in the Principal Collection Account.

         (c) Notwithstanding Section 7.01(b), the Servicer shall deposit or cause to be deposited, on the Closing Date and on each Subsequent Transfer Date thereafter, in immediately available funds into the Collection Account, all Collections received after the applicable Cutoff Date and through and including the date two days preceding the Closing Date or Subsequent Transfer Date, as the case may be, in respect of Loans being transferred to the Trust on such date. Such Collections constituting Interest Collections shall be deposited in the Interest Collection Account, and those constituting Principal Collections shall be deposited in the Principal Collection Account.

         (d) [Reserved].

         (e) Notwithstanding Sections 7.01(b) and (c), if (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Loan in the Loan Pool and such Collection was received by the Servicer in the form of a check that is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         SECTION 7.02 RESERVE FUND DEPOSIT.

         On the Closing Date, the Owner Trustee, on behalf of the Trust, shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the Securities.

         SECTION 7.03 TRUST ACCOUNT PROCEDURES.

         If the Servicer so directs, in writing, the Indenture Trustee shall accept such directions as directions of the Trust and shall invest the amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in such written direction that mature or are withdrawable not




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later than one Business Day prior to the next succeeding Payment Date, except for investments in section (vi) of the definition of Eligible Investments. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Indenture Trustee may purchase a Qualified Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 7.03. All Investment Earnings on investments of funds in the Trust Accounts shall be deposited in the Collection Account pursuant to
Section 7.01 and distributed on the next Payment Date pursuant to Section 7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "control" (within the meaning of Section 8-106 of the UCC as enacted in Maryland) of collateral comprised of "Investment Property" (within the meaning of Section 9-115 of the UCC as enacted in Maryland) for all purposes of this Agreement. In the absence of timely written direction from the Servicer, the Indenture Trustee shall invest amounts in the Trust Accounts in Qualified Eligible Investments of the type specified in clause (vi) of the definition of Eligible Investments herein.

         SECTION 7.04 SECURITYHOLDER DISTRIBUTIONS.

         (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Payment Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least ten days prior to such Payment Date.

         (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Noteholders and Certificateholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and Certificateholder.

         SECTION 7.05 ALLOCATIONS AND DISTRIBUTIONS.

         (a) On each Determination Date prior to the occurrence of an Event of Default, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Payment Date the Indenture Trustee shall withdraw, from the Interest Collection Account and the Reserve Fund all amounts to make the following payments. The payments listed below will be made only to the extent there are sufficient amounts available on the Payment Date. Payments will be made, in the following order of priority:

         FIRST, to the Swap Counterparties, any amounts, including Net Trust Swap Receipts, owing to the Swap Counterparties under the Swaps (other than Swap Breakage Costs);



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

         SECOND, to the Indenture Trustee, the Backup Servicer, the Custodian and the Owner Trustee, any amounts owed to such parties under the transaction documents for fees and expenses, other than for fees, expenses and other amounts related to indemnification; PROVIDED, HOWEVER, that in no event shall the amounts payable pursuant to this clause SECOND (i) to the Indenture Trustee, the Backup Servicer and the Custodian, in the aggregate, exceed $5,000 for any 12 month period (excluding amounts paid as part of the Indenture Trustee Fee, the Backup Servicer Fee and the Custodian Fee), (ii) to the Owner Trustee, exceed $5,000 for any 12 month period (excluding amounts paid as part of the Owner Trustee Fee) and (iii) if a successor servicer is being appointed, to the Indenture Trustee for costs and expenses associated with that appointment, exceed $100,000 in the aggregate;

         THIRD, to the Servicer, reimbursement for the amount of any Servicer Advances, relating to interest on the Loans, which were deposited in the Interest Collection Account;

         FOURTH, to the Servicer, its monthly Servicing Fee for the preceding Collection Period, together with any amounts in respect of the Servicing Fee that were due in respect of prior Collection Periods that remain unpaid;

         FIFTH, to the holders of the Class A Notes, the Class A Interest Amount for the related Interest Accrual Period and any related Class A Interest Shortfall together with interest on such amount;

         SIXTH, to the holders of the Class B Notes, the Class B Interest Amount for the related Interest Accrual Period and any Class B Interest Shortfall together with interest on such amount;

         SEVENTH, to the holders of the Class A Notes and Class B Notes, sequentially and in reduction of their respective Outstanding Principal Balance, until reduced to zero, an amount equal to the Additional Principal Amount;

         EIGHTH, to the Reserve Fund an amount, if any, which when so deposited, causes the balance of the Reserve Fund to equal the Required Reserve Amount; and

         NINTH, to the holders of the Class B Notes, the Class B Accrued Payable, to the extent not previously paid;

         TENTH, to the Swap Counterparties, any unpaid swap breakage costs;

         ELEVENTH, pro rata based on the amount owed to such Person under this clause ELEVENTH, to the Indenture Trustee, the Backup Servicer, the Custodian and the Owner Trustee, to the extent not paid pursuant to clause SECOND due to the limitations set forth therein, amounts owed to such parties for fees and expenses and other amounts, including such amounts related to indemnification and, to a Successor Servicer, any Additional Servicing Fee; and

         TWELFTH, to the holder of the Class C Note, interest on the Class C
Note.



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

         (b) On each Determination Date after the occurrence of an Event of Default, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Payment Date the Indenture Trustee will follow the instructions to withdraw, from the Interest Collection Account and the Reserve Fund amounts to make the following payments. The payments listed below will be made only to the extent there are sufficient amounts available on such Payment Date. Payments will be made, in the following order of priority:

         FIRST, to the Swap Counterparties, any amounts, including Net Trust Swap Receipts, owing to the Swap Counterparties under the Hedging Agreements (other than Swap Breakage Costs);

         SECOND, (A) following the occurrence of an Event of Default that is not a Fee Event, to the Indenture Trustee, the Backup Servicer, the Custodian and the Owner Trustee, any amounts owed to such parties under the transaction documents for fees and expenses, other than for fees, expenses and other amounts related to indemnification; PROVIDED, HOWEVER, that in no event shall the amounts payable pursuant to this clause SECOND (i) to the Indenture Trustee, the Backup Servicer and the Custodian, in the aggregate, exceed $5,000 for any 12 month period (excluding amounts paid as part of the Indenture Trustee Fee, the Backup Servicer Fee and the Custodian Fee), (ii) to the Owner Trustee, exceed $5,000 for any 12 month period (excluding amounts paid as part of the Owner Trustee Fee) and (iii) if a successor servicer is being appointed, to the Indenture Trustee for costs and expenses associated with that appointment, exceed $100,000 in the aggregate and (B) after the occurrence of a Fee Event, to the Indenture Trustee, the Backup Servicer, the Custodian and the Owner Trustee, any amounts owed to such parties under the Transaction Documents for fees and expenses, other than for fees, expenses and other amounts related to indemnification;

         THIRD, to the Servicer, reimbursement for the amount of any Servicer Advances relating to interest on the Loans which were deposited in the Interest Collection Account;

         FOURTH, to the Servicer, its monthly Servicing Fee for the preceding Collection Period together with any amounts in respect of the Servicing Fee that were due in respect of prior Collection Periods that remain unpaid;

         FIFTH, to the holders of the Class A Notes, the Class A Interest Amount for the related Interest Accrual Period and any Class A Interest Shortfall Amount together with interest on such amount;

         SIXTH, to the holders of the Class B Notes, the Class B Interest Amount for the related Interest Accrual Period and any Class B Interest Shortfall Amount together with interest on such amount; and

         SEVENTH, for deposit in the Principal Collection Account and to be included as Principal Collections of such Payment Date.

         (c) On each Determination Date, the Servicer shall instruct the Indenture Trustee to





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withdraw, and on the Payment Date the Indenture Trustee will follow the instructions to withdraw, from the Principal Collection Account the amounts needed to make the following payments. The payments listed below will be made in the following order of priority:

         FIRST, to the Servicer, reimbursement for the amount of any Servicer Advances relating to principal on the Loans which were deposited in the Principal Collection Account;

         SECOND, to the holders of the Class A Notes until the Outstanding Principal Balance of the Class A Notes equals zero;

         THIRD, to the holders of the Class B Notes, until the Outstanding Principal Balance of the Class B Notes equals zero; and

         FOURTH, to the holder of the Class B Notes, the Class B Accrued Payable to the extent not previously paid;

         FIFTH, to the Swap Counterparties any unpaid Swap Breakage Costs;

         SIXTH, pro rata based on the amount owed to such Person under this clause SIXTH, to the Indenture Trustee, the Backup Servicer, the Custodian and the Owner Trustee, to the extent not paid pursuant to clause SECOND of Section 7.05(b) due to the limitations set forth therein, amounts owed to such parties for fees and expenses and other amounts, including such amounts related to indemnification and, to a Successor Servicer, any Additional Servicing Fee; and

         SEVENTH, to the holder of the Class C Note.

         (d) If on any Payment Date, the aggregate amounts on deposit in the Collection Account and the Reserve Fund are greater than or equal to the sum of
(i) the Aggregate Outstanding Principal Balance, (ii) the interest accrued thereon, (iii) any accrued and unpaid Servicing Fee, (iv) unreimbursed Servicer Advances and (v) amounts owed to the Indenture Trustee, the Backup Servicer, the Custodian and the Owner Trustee, the amounts on deposit in the Reserve Fund will be deposited in the Collection Account and used to redeem the Notes in full. The redemption price will be equal to the unpaid principal amount of the Notes plus accrued and unpaid interest through the date of redemption.

         SECTION 7.06 DETERMINATION OF LIBOR.

         On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR commencing on the second LIBOR Determination Date preceding each Payment Date (the "ONE-MONTH INDEX MATURITY") on the basis of the British Bankers' Association ("BBA") "INTEREST SETTLEMENT RATE" for one-month deposits in U.S. dollars as found on Telerate Page 3750 as of 11:00 A.M. London time on such LIBOR Determination Date. If on any LIBOR Determination Date the Indenture Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for such date will be determined on the basis of the rates at which deposits in U.S. dollars, having the One-Month Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such




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LIBOR Determination Date to prime banks in the London interbank market by the
Reference Banks. The Indenture Trustee will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Indenture Trustee, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the One-Month Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Accrual Period will be LIBOR in effect for the previous Interest Accrual Period.

         The establishment of LIBOR by the Indenture Trustee and the Indenture Trustee's subsequent calculation of the rates of interest applicable to the Notes in the absence of manifest error, will be final and binding.

                                  ARTICLE VIII
                       SERVICER DEFAULT; SERVICE TRANSFER

         SECTION 8.01 SERVICER DEFAULT.

         "SERVICER DEFAULT" means the occurrence of any of the following:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Owner Trustee or the Indenture Trustee pursuant to this Agreement on or before the date occurring two Business Days after the date such payment, transfer, deposit, or such instruction or notice or report is required to be made or given, as the case may be, under the terms of this Agreement; or

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement that has a material adverse effect on the Noteholders, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Noteholders or the Indenture Trustee on behalf of such Noteholders of Notes aggregating not less than 25% of the Outstanding Principal Balance of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof and such failure continues to materially adversely affect such Noteholders for such period; or

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders and which continues to be incorrect in any material respect for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the




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         same to be remedied shall have been given to the Servicer and the Owner
         Trustee by the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Noteholders or by the Indenture Trustee on behalf of Noteholders of Notes aggregating not less than 25% of the Outstanding Principal Balance of any Class adversely affected thereby and (ii) the date on which the Servicer becomes aware thereof, and such incorrectness continues to materially adversely affect such Holders for such period; or

                  (d) an Insolvency Event shall occur with respect to the Servicer; or

                  (e) the Servicer shall fail in any material respect to service the Loans in accordance with the Credit and Collection Policy; or

                  (f) the Servicer alters or amends the Credit and Collection Policy in a manner that has a material adverse effect on the Noteholders; or

                  (g) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of U.S. $5,000,000 (individually or in the aggregate) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 61 consecutive days without a stay of execution; or

                  (h) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding U.S. $2,500,000 or the occurrence of any event or condition that would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived.

         Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (a) above for a period of five Business Days or referred to under clause (b) or (c) for a period of 60 days (in addition to any period provided in clause (a), (b) or (c)) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other events beyond the Servicer's control. Upon the occurrence of any such event, the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Owner Trustee, the Indenture Trustee and the Trust Depositor prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee in writing of any Servicer Default.

         SECTION 8.02 SERVICER TRANSFER.

         (a) If a Servicer Default has occurred and is continuing, (x) the Required Holders, or (y) the Indenture Trustee may, by written notice (a "TERMINATION NOTICE") delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions.





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

         (b) Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), and on the date that a successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being herein called a "SERVICER TRANSFER"), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise, shall pass to and be vested in such successor (the "SUCCESSOR SERVICER") pursuant to and under this Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Loans. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Loans in such electronic form as the Successor Servicer may reasonably request and (ii) any Loan Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.

         SECTION 8.03 APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE; SUCCESSOR
                      SERVICER TO ACT.

         Upon delivery of the notice required by Section 8.02(a) (or, if later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of or receipt of a Termination Notice, appoint a Successor Servicer (which shall be the Backup Servicer, in accordance with Section 5.22(c)), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within 60 days of delivery of a Termination Notice the Indenture Trustee is unable to obtain any bids from eligible servicers and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Originator, the right to accept retransfer of all the Trust Assets, and such parties may accept retransfer of such Trust Assets in consideration of the Trust Depositor's delivery to the Collection Account on or prior to the next upcoming Payment Date of a sum equal to the Aggregate Outstanding Principal Balance of all Securities (other than the Certificates) then outstanding, together with accrued and unpaid interest thereon through such date of deposit; PROVIDED that the Indenture Trustee, if so directed by the Required Holders in writing, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Trustee or Required Holders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Originator.



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

         In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the then Servicer has ceased to act as Servicer, the Indenture Trustee, without further action, shall automatically be appointed the Successor Servicer. Notwithstanding the foregoing, if the Indenture Trustee is legally unable or prohibited from so acting, it shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the servicing of loans similar to the Loans as the Successor Servicer hereunder. On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.02 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the monthly Servicing Fee. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Backup Servicer be liable for any Servicing Fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided for herein. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicer Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Loans hereunder.

         SECTION 8.04 NOTIFICATION TO SECURITYHOLDERS.

         (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 13.04 hereof and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

         (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 13.04 hereof, and to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

         SECTION 8.05 EFFECT OF TRANSFER.

         (a) After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Loans and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such





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

obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

         (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Loans.

         SECTION 8.06 DATABASE FILE.

         Upon reasonable request by the Indenture Trustee or the Backup Servicer, the Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Loan (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Dates, (iii) thereafter, as of the last day of the preceding Collection Period on the Determination Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

         SECTION 8.07 SUCCESSOR SERVICER INDEMNIFICATION.

         The original Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section
3.07 hereof. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement and the removal or resignation of the Successor Servicer.

         SECTION 8.08 RESPONSIBILITIES OF THE SUCCESSOR SERVICER.

         The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

         The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Loan payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Loan information. The current Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Servicer.

         The Successor Servicer shall have no responsibility and shall not be in default hereunder




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

nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Loan with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Loan.

         If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder, such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.05 concerning delegation of duties to subservicers.

         SECTION 8.09 RATING AGENCY CONDITION FOR SERVICER TRANSFER.

         Notwithstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.

                                   ARTICLE IX
                                     REPORTS

         SECTION 9.01 MONTHLY REPORTS.

         With respect to each Payment Date and the related Collection Period, the Servicer will provide to each Trustee, the Backup Servicer, each Rating Agency and First Union Securities, Inc., on the related Determination Date, a monthly statement (a "MONTHLY REPORT") substantially in the form of Exhibit H hereto.

         SECTION 9.02 OFFICER'S CERTIFICATE.

         Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 9.03 OTHER DATA.

         In addition, the Servicer shall, upon the request of any Trustees, the Backup Servicer, or any Rating Agency, furnish such Trustee or Rating Agency, as the case may be, such underlying data used to generate a Monthly Report as may be reasonably requested. The Servicer will also




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

forward to the Indenture Trustee, the Owner Trustee, each Rating Agency and First Union Securities, Inc. (a) within 60 days after each calendar quarter (except the fourth calendar quarter), commencing with the quarter ending March 31, 2001, the unaudited quarterly financial statement of the Servicer and (b) within 90 days after each fiscal year of the Servicer, commencing with the fiscal year ending December 31, 2001, the unaudited annual financial statement of the Servicer, together with the related report of the independent accountants to the Servicer. On the Payment Date following the receipt of each such financial statements and report, the Indenture Trustee will forward to each Noteholder of record a copy of such financial statements and report.

         SECTION 9.04 ANNUAL REPORT OF ACCOUNTANTS.

         (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or its Affiliates, to deliver to the Indenture Trustee, the Owner Trustee, the Backup Servicer, and each Rating Agency, on or before March 31, 2002 (90 days after the end of the Servicer's fiscal year) of each year, beginning on March 31, 2002, a report addressed to the Board of Directors of the Servicer, the Indenture Trustee and the Owner Trustee indicating that (i) with respect to the twelve months ended the immediately preceding December 31 to the effect that such Independent Accountants have audited the financial statements of the Servicer, that as part of that audit, nothing came to the attention of such Independent Accountant that causes them to believe that the Servicer was not in compliance with any of the terms, covenants, provisions or conditions of the relevant sections of the Agreement, insofar as they relate to accounting matters, except for such exceptions as such Independent Accountants shall believe to be immaterial and such other exceptions as shall be set forth in such report, (ii) in connection with Independent Accountant's audit of the Servicer, there were no exceptions or errors in records related to loans serviced by the Servicer, except for such exceptions as such Independent Accountants shall believe to be immaterial and such other exceptions as shall be set forth in such report, and (iii) the Independent Accountant has performed certain procedures as agreed by the Servicer, the Indenture Trustee (subject to the provisions of this Section 9.04(a)) and the Owner Trustee, whereby the Independent Accountant will obtain the Monthly Report for four months with respect to the twelve months ended the immediately preceding December 31 and for each Monthly Report the Independent Accountant will agree all amounts in the Monthly Report to the Servicer's computer, accounting and other reports, which will include in such report any amounts which were not in agreement. In the event such firm of Independent Accountants requires the Indenture Trustee to agree to the procedures performed by such firm of Independent Accountants, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         (b) The Independent Accountant's report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.



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

         SECTION 9.05 ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER.

         The Servicer will deliver to the Trustees, and each of the Rating Agencies, within 90 days of the end of each fiscal year commencing with the year ending December 31, 2001, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed or cause to be performed in all material respects all its obligations under this Agreement and no Servicer Default has occurred or is continuing, or, if there has been a Servicer Default, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to any Certificateholder.

         SECTION 9.06 ANNUAL SUMMARY STATEMENT.

         Within 90 days of the end of each fiscal year, commencing December 31, 2001, the Servicer shall prepare and provide to each Trustee, and each Rating Agency, a cumulative summary of the information required to be included in the Monthly Reports for the Collection Periods ending during the immediately preceding calendar year.

                                    ARTICLE X
                                   TERMINATION

         SECTION 10.01 SALE OF TRUST ASSETS.

         (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee in writing to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "INSOLVENCY PROCEEDS") in the Collection Account. On the Payment Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Payment Date, on the Payment Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee in writing to allocate and apply (after the application on such Payment Date of Available Amounts and funds on deposit in the Reserve Fund pursuant to Section 7.04) the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Available Amounts being allocated and distributed on such date pursuant to Section 7.04(c) and
(d).

         (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee




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


pursuant to this Agreement.


                                   ARTICLE XI
               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

         SECTION 11.01 REPURCHASES OF, OR SUBSTITUTION FOR, LOANS FOR BREACH OF
                       REPRESENTATIONS AND WARRANTIES.

         Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Originator as set forth in
Section 3.01, Section 3.02, Section 3.03, Section 3.04, and Section 3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Loans that materially adversely affects the interest of the Trust, the Trust Depositor or their successors or assigns in such Loan (without regard to the benefits of the Reserve Fund) (an "INELIGIBLE LOAN"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Loans made under Section 3.05, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, with respect to an inaccuracy concerning concentrations, select one or more Loans, without employing adverse selection, to be the related Excess Loan for purposes of this Section), PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Originator of any of such representations or warranties. The Originator shall repurchase each such Ineligible Loan or Excess Loan, at a repurchase price equal to the Transfer Deposit Amount, not later than the next succeeding Determination Date following the date the Originator becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; PROVIDED, HOWEVER, that if the Originator is able to effect a substitution for any such Ineligible Loan or Excess Loan in compliance with Section 2.04, the Originator may, in lieu of repurchasing such Loan, effect a substitution for such affected Loan with a Substitute Loan not later than the date a repurchase of such affected Loan would be required hereunder, and provided further that with respect to a breach of a representation or warranty relating to the Loans in the aggregate and not to any particular Loan, the Originator may select Loans (without adverse selection) to repurchase (or substitute for) such that had such Loans not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Loan been included as part of the Trust Assets instead of the selected Loan) there would have been no breach of such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Originator described in this Section 11.01 shall not (a) terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article VIII or (b) include any obligation to make payment on account of a breach of a Loan by an Obligor subsequent to the date on which such Loan was transferred to the Trust. The repurchase obligation described in this Section 11.01 is in no way to be satisfied with monies in the Reserve Fund.

         SECTION 11.02 REASSIGNMENT OF REPURCHASED OR SUBSTITUTED LOANS.

         Upon receipt by the Indenture Trustee for deposit in the Collection Account of the amounts described in Section 11.01 or Section 11.03 (or upon the Subsequent Transfer Date



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

related to a Substitute Loan described in Section 11.01), and upon receipt of an Officer's Certificate of the Servicer in the form attached hereto as Exhibit F, the Indenture Trustee shall assign to the Trust Depositor and the Trust Depositor shall assign to the Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Loan and related Trust Assets without recourse, representation or warranty. Such reassigned Loan shall no longer thereafter be included in any calculations of Outstanding Loan Balances required to be made hereunder or otherwise be deemed a part of the Trust.

                                   ARTICLE XII
                             ORIGINATOR INDEMNITIES

         SECTION 12.01 ORIGINATOR'S INDEMNIFICATION.

         The Originator will defend and indemnify the Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholder and Noteholders (any of which, an "INDEMNIFIED PARTY") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "COSTS") arising out of or resulting from (i) this Agreement, the Transaction Documents or any document or transaction contemplated in connection herewith or therewith or the use, ownership or operation of any Collateral by the Originator or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the Originator in this Agreement being untrue or incorrect (subject to the limitations described in the preamble to Article III of this Agreement), and (iii) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to Trust Depositor by the Originator specifically for use therein; PROVIDED, HOWEVER, that the Originator shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or negligence of such Indemnified Party. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 12.01 shall not terminate upon a Servicer Transfer pursuant to Article VIII of this Agreement and shall survive any termination of that agreement or this Agreement and the earlier removal or resignation of the Indenture Trustee.

         SECTION 12.02 LIABILITIES TO OBLIGORS.

         No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

         SECTION 12.03 TAX INDEMNIFICATION.

         (a) The Originator agrees to pay, and to indemnify, defend and hold harmless the




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

Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholder from, any taxes that may at any time be asserted with respect to, and as of the date of, the transfer of the Loans to the Trust Depositor and the transfer by the Trust Depositor of the Loans to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator or the Servicer under this Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 12.03 shall not terminate upon a Servicer Transfer pursuant to Article VIII of this Agreement and shall survive any termination of this Agreement.

         (b) The Originator agrees to pay and to indemnify, defend and hold harmless the Trust and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes that may at any time be asserted with respect to the ownership of the Loans (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals). As used in this Section, the term "after-tax basis" shall mean, with respect to any payment to be received by an indemnified person, that the amount to be paid by the Originator shall be equal to the sum of (i) the amount to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

         SECTION 12.04 ADJUSTMENTS.

         The Originator agrees that, with respect to each Loan that provides for a prepayment amount less than the amount calculated in accordance with the definition of "Prepayment Amount", the Originator shall indemnify the Trust Depositor or the Trust as assignee thereof in an amount at least equal to the excess of the Prepayment Amount as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Loan.

         The Originator hereby further agrees that if any real property collateral securing any Loan described in Section 3.02(d) hereof becomes the subject of any claims, proceedings, liens or encumbrances with respect to any material violation or claimed material violation of any federal or state environmental laws or regulations, such Loan shall for all purposes hereunder be, at and following the time of discovery by the Originator, the Trust Depositor, the Servicer or any Trustee (it being understood and agreed that such Trustee is under no duty of investigation) of such fact, deemed an Ineligible Loan subject to the same remedial and recourse provisions hereunder as other Loans determined to be Ineligible Loans hereunder.

         SECTION 12.05 OPERATION OF INDEMNITIES.

         Indemnification under this Article XII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator has made any indemnity payments to the Trust Depositor or the Trustees pursuant to this Article XII and the Trust Depositor or the Trustees thereafter collects any of such amounts from others, the Trust Depositor or the Trustees will repay such amounts collected to the Originator, except that any payments received by the Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Originator's indemnity payments arose shall be repaid prior to any repayment of the Originator's indemnity payment.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         SECTION 13.01 AMENDMENT.

         (a) This Agreement may be amended by the Originator, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, collectively, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement that are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, (i) that the consent of the Noteholders will be required unless the Trust obtains an Opinion of Counsel stating that the amendment does not adversely affect in any material respect the interests of any Holder of the Class A Notes or Class B Notes and (ii) that the consent of the Swap Counterparty will be required unless the Trust obtains an opinion of counsel stating that the amendment does not adversely affect in any material respect the interests of the Swap Counterparty.

         (b) This Agreement may also be amended from time to time by the Originator, the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; PROVIDED, HOWEVER, that no such amendment shall,

                  (1) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the method of calculating distributions which are required to be made on any Note or the Certificate or the principal amount of the Notes or the Certificate without the consent of each Noteholder affected thereby; or

                  (2) change the manner in which the Reserve Fund is applied, without the consent of each Noteholder affected thereby; or

                  (3) reduce the aforesaid percentage required to consent to any amendment (including through amendment of related definitions) without the consent of each

         Noteholder affected thereby; or

                  (4) modify, amend or supplement the provisions of this Agreement relating to the allocation of collections on the Loans without the consent of each Noteholder affected thereby; or

                  (5) make any security issued by the Trust payable in money other than U.S. dollars without the consent of each Noteholder affected thereby;

         PROVIDED, FURTHER, HOWEVER, that the consent of the Swap Counterparty will be required unless the Trust obtains an opinion of counsel stating that the amendment does not adversely affect in any material respect the interests of the Swap Counterparty.

         (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to Section 13.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by this Agreement. Such Trustee may, but shall not be obligated to, enter into any such amendment that affects such Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

         SECTION 13.02 PROTECTION OF TITLE TO TRUST.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Securityholders, the Indenture Trustee and the Owner Trustee in the Loans and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Originator, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing





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

statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trust, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Originator, the Trust Depositor and the Servicer shall give the Trust, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of the principal executive office of the Originator, or the Trust Depositor or the Servicer if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and the Servicer shall promptly file or cause to be filed any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Loans, and its principal executive office, within the United States.

         (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and the amounts from time to time deposited in or credited to the Collection Account including identifying amounts credited to the Interest Collection Account and the Principal Collection Account in respect of each Loan.

         (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Loans, the Servicer's master computer records (including any backup archives) that shall refer to a Loan indicate clearly the interest of the Trust and the Indenture Trustee in such Loan and that such Loan is owned by the Trust and has been pledged to the Indenture Trustee. Indication of the Trust's ownership of and the Indenture Trustee's interest in a Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Loan shall have been paid in full or repurchased or substituted for.

         (f) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filing or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         SECTION 13.03 GOVERNING LAW.

         (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

         (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13.03(b).

         SECTION 13.04 NOTICES.

         All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

         (i)      If to the Servicer or Originator:

                  American Capital Strategies, Ltd.
                  2 Bethesda Metro Center
                  14th Floor
                  Bethesda, Maryland  20814
                  Attention:  Compliance Officer

                  Fax No.:   (301) 654-6714

         (ii)     If to the Trust Depositor:

                  ACAS Business Loan LLC, 2000-1
                  2 Bethesda Metro Center
                  14th Floor
                  Bethesda, Maryland  20814
                  Attention:  Compliance Officer

                  Fax No.:   (301) 654-6714



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

         (iii)    If to the Indenture Trustee:

                  Wells Fargo Bank Minnesota, National Association Sixth Street and Marquette Avenue
                  MAC N9311-161
                  Minneapolis, Minnesota  55479
                  Attention:  Corporate Trust Services/Asset Backed
                              Administration

                  Fax No.:  (612) 667-3464

         (iv)     If to the Owner Trustee:

                  First Union Trust Company, National Association
                  One Rodney Square, 1st Floor
                  920 King Street
                  Wilmington, Delaware  19801
                  Attention:  Corporate Trust Administration

                  Fax No.:   (302) 888-7544

         (v)      If to the Trust:

                  ACAS Business Loan Trust 2000-1
                  c/o First Union Trust Company, National Association One Rodney Square, 1st Floor
                  920 King Street
                  Wilmington, Delaware  19801
                  Attention:  Corporate Trust Administration

                  Fax No.: (302) 888-7544

         (vi)     If to S&P:

                  Standard & Poor's Ratings Service
                  55 Water Street
                  41st Floor
                  New York, New York 10041
                  Attention: Surveillance: Asset Backed Services

                  Fax No.: (212) 438-2662


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


         (vii)    If to Moody's:

                  Moody's Investors Service, Inc.
                  99 Church Street
                  4th Floor
                  New York, New York 10007
                  Attention: ABS Monitoring Department

                  Fax No.: (212) 553-0344

         (viii)   If to Fitch:

                  Fitch, Inc.
                  55 East Monroe Street
                  One State Street Plaza
                  New York, New York 10004
                  Attention:  CDO Surveillance

                  Fax No.:   (212) 514-6501

         (ix)     If to the Placement Agent:

                  First Union Securities, Inc.
                  One First Union Center, TW-9
                  301 South College Street
                  Charlotte, North Carolina 28288-0610
                  Attention: Asset Securitization Division

                  Fax No.:   (704) 374-3254

         Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 13.05 SEVERABILITY OF PROVISIONS.

         If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

         SECTION 13.06 THIRD PARTY BENEFICIARIES.

         Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party, other than the Swap Counterparty with respect to the provisions of

Article XIV each Trustee, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 13.07 COUNTERPARTS.

         This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         SECTION 13.08 HEADINGS.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 13.09 NO BANKRUPTCY PETITION; DISCLAIMER.

         (a) Each of the Originator, the Indenture Trustee, the Servicer, the Trust acting through the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States PROVIDED, HOWEVER, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person. This Section 13.09 will survive the termination of this Agreement.

         (b) The Trust acknowledges and agrees that the Certificates represent a beneficial interest in the Trust and Trust Assets only and the Securities do not represent an interest in any assets (other than the Trust Assets) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions as contemplated in
Section 6.07, the Trust acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein), other than the Trust Assets, conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Trust (the "OTHER ASSETS").

         To the extent that notwithstanding the agreements contained in this Section, the Trust or any Securityholder, either (i) asserts an interest in or claim to, or benefit from any Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or (ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Trust and each Securityholder by accepting a Note or Certificate further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor that, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Securityholder is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section 13.09 and that the terms and provisions of this Section
13.09 may be enforced by an action for specific performance.

         (c) The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

         SECTION 13.10 JURISDICTION.

         Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

         SECTION 13.11 TAX CHARACTERIZATION.

         Notwithstanding the provisions of Section 2.01 and Section 2.04 hereof, the Trust Depositor and Owner Trustee agree that pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii), the Trust is to be disregarded as a separate entity from the Trust Depositor for federal and State of Maryland income tax purposes.

         SECTION 13.12 PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST.

         The Originator shall not:

         (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

         (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

         (c) Except in its capacity as Servicer as provided in this Agreement, lend any money to the Trust.

         SECTION 13.13 MERGER OR CONSOLIDATION OF ORIGINATOR OR SERVICER.

         (a) Each of the Originator and the Servicer will keep in full force and effect its existence, rights and franchise as a Delaware corporation, and each of the Originator and the Servicer will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Loans and to perform its duties under this Agreement.

         (b) Any person into which the Originator or the Servicer, as the case may be, may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Originator or the Servicer, as the case may be, is a party, or any person succeeding by acquisition or transfer to substantially all of the assets and the business of the Originator or the Servicer, as the case may be, shall be the successor to the Originator or the Servicer, as the case may be, hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

         (c) Upon the merger or consolidation of the Originator or the Servicer, as the case may be, as described in this Section 13.13, the Originator or the Servicer, as the case may be, shall provide the Indenture Trustee and the Rating Agencies notice of such merger, consolidation or transfer of substantially all of the assets and business within thirty (30) days after completion of the same.

         SECTION 13.14 ASSIGNMENT OR DELEGATION BY THE ORIGINATOR.

         Except as specifically authorized hereunder, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

         SECTION 13.15 LIMITATION OF LIABILITY OF OWNER TRUSTEE.

         First Union Trust Company, National Association acts on behalf of the Trust solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trust by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate under the Trust Agreement for payment or satisfaction thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Notes, or of any Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate under the Trust Agreement or its ability to generate the payments to be distributed to the Certificateholder under the Trust Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment;

the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Trust, the Trust Depositor or the Servicer with any covenant, agreement or other obligation or any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Trust.

                                   ARTICLE XIV
                                  SWAP GUARANTY

         SECTION 14.01 UNCONDITIONAL UNDERTAKING.

         The Swap Guarantor hereby unconditionally and irrevocably guarantees to the Swap Counterparty the punctual payment when due of any Swap Breakage Costs due under the Swap and any other Transaction Document (the "SWAP GUARANTY REQUIREMENTS"). In the event that the Trust shall fail to pay the Swap Guaranty Requirements when the same shall be required to be paid under the Swap or any such other document, then upon either actual knowledge of an officer of the Swap Guarantor or demand of the Indenture Trustee or any Secured Party, the Swap Guarantor shall make payment upon demand to the Swap Counterparty to allow such Swap Guaranty Requirements to be satisfied.

         SECTION 14.02 OBLIGATIONS ABSOLUTE.

         The Swap Guarantor undertakes that, subject to the provisions of
SECTION 14.01, the Swap Guaranty Requirements will paid strictly in accordance with the terms of this Agreement or any other Transaction Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Swap Counterparty with respect thereto. A separate action or actions may be brought and prosecuted against the Swap Guarantor to enforce the provisions of this ARTICLE XIV, irrespective of whether any action is brought against the Trust or whether the Trust is joined in any such action or actions. The liability of the Swap Guarantor under this
ARTICLE XIV shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of any other provision of this Agreement or any other Transaction Document as against the Originator, the Trust Depositor the Servicer, the Backup Servicer, the Custodian, the Indenture Trustee, the Owner Trustee or the Trust;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Swap Guaranty Requirements, or any other amendment or waiver of or any consent to departure from any other provision of this Agreement or any Transaction Document;

                  (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Swap Guaranty Requirements;

                  (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Swap Guaranty Requirements, or any manner of sale or other disposition of any collateral for all or any of the Swap Guaranty Requirements or any other assets of the Originator, the Trust Depositor the Servicer, the Backup Servicer, the Custodian the Indenture Trustee or the Owner Trustee;

                  (v) any change, restructuring or termination of the corporate structure or existence of the Originator, the Trust Depositor the Servicer, the Backup Servicer, the Custodian the Indenture Trustee or the Owner Trustee; or

                  (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Originator, the Trust Depositor, the Servicer, the Backup Servicer, the Custodian the Indenture Trustee or the Owner Trustee.

This ARTICLE XIV shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Swap Guaranty Requirements is rescinded or must otherwise be returned by the Swap Counterparty upon the insolvency, bankruptcy or reorganization of the Swap Guarantor or otherwise, all as though payment had not been made.

         SECTION 14.03 PARI PASSU TREATMENT OF OBLIGATIONS OF SWAP GUARANTOR.

         The Swap Guaranty Requirements of the Swap Guarantor under this ARTICLE XIV do rank and will rank PARI PASSU in priority of payment with all other unsecured and unsubordinated obligations for borrowed money of the Swap Guarantor.

         SECTION 14.04 WAIVER.

         The Swap Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Swap Guaranty Requirements and this ARTICLE XIV and any requirement that the parties to this Agreement protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Trust or any other person or entity or any collateral.

         SECTION 14.05 SUBROGATION.

         Until payment in full in cash of all of the Swap Guaranty Requirements and all amounts payable to the Class A and Class B Noteholders under this Agreement and the other Transaction Documents have been paid in full (including, without limitation, the Outstanding Principal Balance of the Class A Notes and Class B Notes being reduced to zero and all interest thereon having been paid in full), the Swap Guarantor hereby waives and releases all rights of subrogation against the Trust and its property and all rights of indemnification, contribution and reimbursement from the Trust and its property, in each case in connection with this ARTICLE XIV and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

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                                       89

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                          ACAS BUSINESS LOAN TRUST 2000-1

                          By: FIRST UNION TRUST  COMPANY, NATIONAL
                              ASSOCIATION, not in its individual capacity
                              but solely as Owner Trustee on behalf of the Trust


                          By:
                             ---------------------------------------------------
                             Printed Name:
                                          --------------------------------------
                             Title:
                                   ---------------------------------------------



                          ACAS BUSINESS LOAN LLC, 2000-1, as Trust Depositor


                          By:
                             ---------------------------------------------------
                             Printed Name:
                                          --------------------------------------
                             Title:
                                   ---------------------------------------------



                          AMERICAN CAPITAL STRATEGIES, LTD., as Servicer, as Originator and as Swap Guarantor


                          By:
                             ---------------------------------------------------
                             Printed Name:
                                          --------------------------------------
                             Title:
                                   ---------------------------------------------



                          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee


                          By:
                             ---------------------------------------------------
                             Printed Name:
                                          --------------------------------------
                             Title:
                                   ---------------------------------------------

                          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer


                          By:
                             ---------------------------------------------------
                             Printed Name:
                                          --------------------------------------
                             Title:
                                   ---------------------------------------------















                                       91